IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                )            Chapter 11
                                      )
SA TELECOMMUNICATIONS, INC.,          )
ADDTEL COMMUNICATIONS, INC.,          )            Case Nos. 98-2395
LONG DISTANCE NETWORK, INC.,          )            through 98-2401 (PJW)
NORTH AMERICAN,                       )
    TELECOMMUNICATIONS                )
    CORPORATION,                      )
UNIQUEST COMMUNICATIONS, INC.,        )            Jointly Administered
U.S. COMMUNICATIONS, INC.,            )
and SOUTHWEST LONG DISTANCE           )
    NETWORK, INC.                     )
                                      )
                           Debtors.   )

                   DEBTORS' JOINT CHAPTER 11 LIQUIDATING PLAN

                                  May 12, 1999

                                White & Case LLP
                           1155 Avenue of the Americas
                            New York, New York 10036
                             Attn.: Andrew DeNatale
                                   Karen Burns
                               Daniel P. Ginsberg
                                 (212) 819-8200

                Counsel for the Debtors and Debtors in Possession

                                       and

                                 The Bayard Firm
                          919 Market Street, 16th Floor
                           Wilmington, Delaware 19899
                       Attn.: Neil B. Glassman (No. 2087)
                           Scott D. Cousins (No. 3079)
                                 (302) 655-5000

               Local Counsel for Debtors and Debtors in Possession

                   DEBTORS' JOINT CHAPTER 11 LIQUIDATING PLAN



          THE  DEBTORS  PROPOSE  THIS JOINT PLAN OF  REORGANIZATION  PURSUANT TO
SECTION 1121(a) OF THE BANKRUPTCY CODE. REFERENCE SHOULD BE MADE TO THE DEBTORS' DISCLOSURE STATEMENT, APPROVED BY THE BANKRUPTCY COURT ON ___________ __, 1999, WHICH PROVIDES PERTINENT INFORMATION REGARDING THE DEBTORS' BUSINESS AND THIS JOINT PLAN.

          Capitalized terms shall have the meanings set forth in Article I hereof.

                                  INTRODUCTION

Partially Consolidated Plan

          The Debtors' Chapter 11 Cases are being jointly administered pursuant to an order of the Bankruptcy Court, and the Plan is being presented as a joint liquidating plan of the Debtors for administrative purposes only, except as provided in Section [10.01] of the Plan. The Plan is predicated upon separate distributions to be made from the Estates of STEL, Addtel and Consolidated USC to holders of Claims against such Debtors (other than Administrative Expense Claims and Priority Claims). The Plan provides for the substantive consolidation of the Chapter 11 Cases of USC, LDN, NATC, Uniquest and SWLDN. Claims against, and Interests in, the Debtors (other than Administrative Expense Claims) are classified in Article IV hereof and treated in Article V hereof.

                                    ARTICLE I

                                   DEFINITIONS

          1.0. Definitions. As used herein:

          "ADDTEL" means Addtel Communications, Inc., a wholly-owned subsidiary of STEL.

          "ADDTEL GENERAL UNSECURED CLAIM DISTRIBUTION AMOUNT" means (a) the sum of (i) 42% of the Cash Proceeds plus (ii) 5% of the Litigation Proceeds plus
(iii) 42% of the Preference Proceeds.

          "ADMINISTRATIVE EXPENSE CLAIM" means (a) any cost or expense of administration (including, without limitation, the fees and expenses of Professionals) of any of the Chapter 11 Cases asserted or arising under Sections 503(b) or 507(a)(1) of the Bankruptcy Code, (b) any fees or charges assessed against the Debtors' estates under 28 U.S.C. Section 1930, and (c) a Claim given the status of an Administrative Expense Claim by Final Order of the Bankruptcy Court.

          "ADMINISTRATIVE EXPENSE CLAIMS BAR DATE" means ________ __, 1999, which date was set by the Bankruptcy Court as the last date by which Administrative Expense Claims, other than those for fees or charges asserted against the Debtors under 28 U.S.C. Section 1930 and those asserted by Professionals, must be Filed.

          "ADMINISTRATIVE EXPENSE TREATMENT AGREEMENT" means that Agreement approved by the Bankruptcy Court on _____________, 1999 which modifies the distribution provisions of the Inter-Debtor Settlement Agreement with respect to Administrative Expense Claims, and is described in detail at Section __________ of the Disclosure Statement.

          "AFFILIATE" means a Person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, a specified Person.

          "ALLOWED" means with respect to Claims that the Claim is (a) allowed pursuant to the Plan in an amount set forth herein; or (b) (i) is set forth in a Proof of Claim that was timely Filed, or that by order of the Bankruptcy Court is not and will not be required to be Filed, and (ii) either (A) no objection to the allowance thereof has been interposed within the applicable period of time fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court, or (B) such an objection has been so interposed and such Claim has been allowed by a Final Order (but only to the extent so allowed).

          "ALLOWED [CLASS DESIGNATION] CLAIM" means an Allowed Claim in a specified Class. For example, an Allowed Addtel General Unsecured Claim is an Allowed Claim in the Addtel General Unsecured Claims Class.

          "AUGUST DEBENTURE" means the $5,000,000 in principal amount of 10% Convertible Debenture of STEL due August 15, 2006.

          "BALLOT" means the ballots accompanying the Disclosure Statement upon which Holders of Impaired Claims entitled to vote on the Plan shall indicate their acceptance or rejection of the Plan.

          "BANKRUPTCY CODE" means title 11 of the United States Code, as amended and supplemented from time to time.

          "BANKRUPTCY COURT" means the United States Bankruptcy Court for the District of Delaware, or, to the extent that such court ceases to exercise jurisdiction over these Chapter 11 Cases, such other federal court or unit thereof that exercises jurisdiction over these Chapter 11 Cases.

          "BANKRUPTCY RULES" means the Federal Rules of Bankruptcy Procedure and the Local Rules of the Bankruptcy Court, as amended and supplemented from time to time.

          "BC AGREEMENTS" means (i) those certain One Plus Billing and Information Management Services Agreements between (a) USC and U.S. Billing Inc. ("USBI") and (b) LDN and USBI and (ii) those certain Zero Plus-Zero Minus Billing and Information Management Services Agreements between (a) USC and Zero Plus Dialing, Inc. ("ZPDI") and (b) USC and ZPDI.

          "BUSINESS DAY" means any day other than a Saturday, Sunday or "legal holiday" as defined in Bankruptcy Rule 9006(a).

          "CANCELED SECURITY" means any note, bond, debenture, stock certificate or other instrument or investment security evidencing (i) an Impaired Claim outstanding immediately prior to the Effective Date or (ii) an obligation under any of the Loan Agreements.

          "CASH" means all money, currency and coins, negotiable checks and balances in bank accounts in the possession of the Debtors.

          "CASH PROCEEDS" means all Estate Cash available for distribution to Holders of Allowed General Unsecured Claims in accordance with the Inter-Debtor Settlement Agreement and the Administrative Expense Treatment Agreement, exclusive of Litigation Proceeds and Preference Proceeds.

          "CAUSES OF ACTION" means, other than Preference Causes of Action, any and all actions, causes of action, liabilities, obligations, rights, suits, debts, sums of money, damages, judgments, claims and demands whatsoever, whether known or unknown, in law, equity or otherwise of any of the Debtor's estates including, but not limited to, those causes of action arising under Sections 510, 544, 545, 546, 548, 549, 550 and 553 of the Bankruptcy Code and including all causes of action of a trustee or debtor in possession under the Bankruptcy Code, other than those expressly released or compromised as part of or pursuant to the Plan.

          "CHAPTER 11 CASES" means the cases under Chapter 11 of the Bankruptcy Code voluntarily commenced by the Debtors on the Petition Date.

          "CLAIM" means any claim against one or more of the Debtors within the meaning of Section 101(5) of the Bankruptcy Code.

          "CLASS" means any group of Claims or Interests as classified pursuant to Article IV of the Plan.

          "CLASSIFIED PRIORITY CLAIMS" means any and all Claims entitled to priority in payment under Section 507(a) of the Bankruptcy Code, including any and all Claims entitled to priority in payment under Section 507(a)(8) of the Bankruptcy Code, but excluding Administrative Expense Claims.

          "CLOSING" or "CLOSING DATE" means July 22, 1998, the date on which the sale of substantially all of the Debtors' assets to EqualNet was consummated.

          "COMMITTEE" means the Official Committee of Unsecured Creditors of the Debtors appointed by the United States Trustee pursuant to Section 1102(a) of the Bankruptcy Code.

          "CONFIRMATION" means the entry by the Bankruptcy Court of the Confirmation Order.

          "CONFIRMATION DATE" means the date on which the Confirmation Order is entered on the docket maintained by the Clerk of the Bankruptcy Court.

          "CONFIRMATION HEARING" means the hearing before the Bankruptcy Court on the Confirmation of the Plan.

          "CONFIRMATION HEARING NOTICE" means that notice of the Confirmation Hearing provided to the Holders of Claims and other parties-in-interest.

          "CONFIRMATION ORDER" means an order entered by the Bankruptcy Court confirming the Plan.

          "CONSOLIDATED DEBTORS" means USC, LDN, NATC, Uniquest and SWLDN, collectively.

          "CONSOLIDATED USC" means USC, LDN, NATC, Uniquest and SWLDN, as consolidated pursuant to Section 8.01 of the Plan.

          "CONSOLIDATED USC GENERAL UNSECURED CLAIM DISTRIBUTION AMOUNT" means the sum of (i) 16% of the Cash Proceeds plus (ii) 10% of the Litigation Proceeds plus (iii) 16% of the Preference Proceeds plus (iv) the USC Preference Amount plus (v) up to $50,000 from the Professional Fee Reduction.

          "CONVERSION DATE" means that date 180 days from the date on which the Disclosure Statement is approved by the Bankruptcy Court, unless extended as set forth in Section 12.04 herein. If the Plan cannot be confirmed by the Conversion Date, the Cases will be converted to cases under Chapter 7 of the Bankruptcy Code and distribution of all available assets will be made pursuant to the provisions applicable to a Chapter 7 case under the auspices of a Chapter 7 trustee or trustees; such distribution under Chapter 7 will be made, however, without regard to the Inter-Debtor Settlement Agreement or the Administrative Expense Treatment Agreement, but the WorldCom Settlement Agreement will survive the Conversion Date and be binding on the Chapter 7 Trustee.

          "CREDITOR" means any Person that is the holder of a Claim against any of the Debtors that arose on or before the Petition Date or a Claim against any of the Debtors' Estates of the kind specified in Section 502(g), 502(h), or 502(i) of the Bankruptcy Code.

          "CREDITOR REPRESENTATIVES" means WorldCom, as representative of Addtel, the Indenture Trustee, as representative of STEL, and U.S.West, as representative of USC, with respect to the investigation of the Intercompany Claims and the Substantive consolidation of the Debtors' Estates and related issues and the negotiation of the Inter-Debtor Settlement Agreement.

          "DEBTORS" means STEL, Addtel, LDN, NATC, Uniquest, USC and SWLDN, debtors and debtors in possession in the Chapter 11 Cases.

          "DEBTORS-IN-POSSESSION" means the Debtors as debtors-in-possession pursuant to Sections 1101, 1107 and 1108 of the Bankruptcy Code.

          "DGCL" means the Delaware General Corporation Law.

          "DISALLOWED" means, with respect to any Claim or portion thereof, any Claim against in any of the Debtors which has been (i) disallowed, in whole or in part, by Final Order of the Bankruptcy Court, (ii) withdrawn by agreement of the Debtors or Liquidating STEL and the Holder thereof, in whole or in part,
(iii) withdrawn, in whole or in part, by the Holder thereof, (iv) listed in the Schedules and as to which a Proof of Claim has not been timely Filed or (v) reclassified, expunged, subordinated or estimated to the extent that such reclassification, expungement, subordination or estimation results in a reduction in the Filed amount of any Proof of Claim. In each case, the Disallowed Claim is disallowed only to the extent of disallowance, withdrawal, reclassification, expungement, subordination or estimation.

          "DISBURSING AGENT" means the Liquidating Officer in its capacity as disbursing agent under Article VII of the Plan, or any other party designated by the Liquidating Officer to serve as disbursing agent that is reasonably acceptable to the Debtors and the Committee and is approved by the Bankruptcy Court. A Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court.

          "DISCLOSURE STATEMENT" means the disclosure statement concerning the Plan that has been approved by Order of the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy Code, as such disclosure statement may be amended, modified, or supplemented (including all exhibits or appendices annexed thereto or referred to therein).

          "DISPUTED" means, in respect of any Claim or Interest, that such Claim or Interest has been asserted or Filed, but has not been (i) Allowed or (ii) Disallowed or expunged pursuant to an Order of the Bankruptcy Court.

          "DISPUTED [CLASS DESIGNATION] CLAIM" means a Disputed Claim in a specified Class. For example, a Disputed Addtel General Unsecured Claim is a Disputed Claim in the Addtel General Unsecured Claims Class.

          "DISTRIBUTION DATES" means those dates upon which the Debtors or the Liquidating Officer makes a distribution of property to Holders of Allowed Claims in accordance with the Plan, which encompasses the Inter-Debtor Settlement Agreement and the Administrative Expense Treatment Agreement.

          "EARNED INTEREST" means, for purposes of distribution under the Plan, simple interest for each day during the applicable period at a rate equal to the rate earned by Liquidating STEL on the funds in a distribution reserve invested by Liquidating STEL in accordance with Article VIII of the Plan.

          "EFFECTIVE  DATE" means the day on which the  conditions  set forth in
Section 12.01 have been satisfied or waived as provided therein.

          "EQUALNET" means EqualNet Communications Corp. f/k/a EqualNet Holding Corp., a Texas corporation.

          "EQUALNET COMMON STOCK" means the common stock of EqualNet.

          "EQUALNET CORP." means EqualNet Corporation, a wholly-owned subsidiary of EqualNet and the predecessor of USC Telecom as buyer under the Purchase Agreement.

          "EQUALNET   DIP   AGREEMENT"   means   the   Stipulation    Concerning
Debtor-in-Possession Financing Provided by EqualNet dated as of March 10, 1998 by and among the Debtors, Greyrock, EqualNet and EqualNet Corp.

          "EQUALNET DIP DOCUMENTS" means the EqualNet DIP Agreement and the collateral and ancillary documents executed and delivered pursuant thereto.

          "EQUALNET FACILITY" means the debtor-in-possession financing facility provided to the Debtors pursuant to the EqualNet DIP Documents.

          "EQUALNET PARTIES" means EqualNet and EqualNet Corp. and/or USC Telecom, depending on the context.

          "EQUALNET PREFERRED STOCK" means the Series C Convertible Preferred Stock issued to the Debtors in connection with the sale of assets to EqualNet.

          "EQUALNET STOCK" means any Preferred Stock or Common Stock of EqualNet issued to the Debtors at any time during these Chapter 11 Cases.

          "ESTATE CASH" means the Cash assets of all of the Debtors' Estates derived from the Debtors' operations and the sale of any and all assets, including, but not limited to, (a) the Cash portion of the proceeds received by the Debtors pursuant to the Purchase Agreement, (b) Cash received as proceeds from the sales of EqualNet Stock, and (c) Cash received pursuant to the BC Agreements, but does not include Litigation Proceeds and Preference Proceeds.

          "ESTATES" means the bankruptcy estates created pursuant to Section 541 of the Bankruptcy Code by the commencement of the Chapter 11 Cases.

          "EXPENSE RESERVE" means a reserve established to receive and hold, in a segregated account to be established by Liquidating STEL, Cash and EqualNet Stock, in an amount equal to 100% of the sum of the (i) estimated compensation and estimated fees and expenses of, or to be incurred by, the Liquidating Officer (including the fees and expenses of its counsel) in winding up the Debtors' Estates and affairs, (ii) any fees payable pursuant to 28 U.S.C.
Section 1930, (iii) the Debtors' agreed upon costs in connection with the WorldCom Motion and the WorldCom Adversary Proceeding (as set forth in the Inter-Debtor Settlement Agreement) plus (iv) such additional amounts as approved by the Bankruptcy Court.

          "FILED" means delivered to, received by and entered upon the legal docket in the Chapter 11 Cases or any related adversary proceedings by the Clerk of the Bankruptcy Court; provided, however, that with respect to proofs of claim, Filed shall mean delivered and received in the manner approved by the Bankruptcy Court in that certain Order Fixing Bar Date for Filing Proofs of Claim and Approving Notice Thereof dated April 27, 1998; provided further, however, that with respect to requests for payment of Administrative Expense Claims, Filed shall mean delivered and received in the manner approved by the Bankruptcy Court in that certain [Order Fixing Bar Date for Filing Requests for Payment of Administrative Expense Claims and Approving Notice Thereof, dated _______________].

          "FINAL DECREE" means the final decree entered by the Bankruptcy Court after the Effective Date and pursuant to Section 350(a) of the Bankruptcy Code and Bankruptcy Rule 3022.

          "FINAL ORDER" means an order, judgment, ruling or decree issued and entered upon the legal docket in the Chapter 11 Cases or any related adversary proceedings by the Clerk of the Bankruptcy Court or any other court of competent jurisdiction that has not been reversed, stayed, modified or amended and as to which the time to appeal, reargue, petition for certiorari or seek rehearing has expired, and as to which no appeal, reargument, petition for certiorari, or rehearing is pending or as to which any right to appeal, reargue, petition for certiorari or seek rehearing has been waived in writing in a manner satisfactory to the applicable Debtor or, if an appeal, reargument, petition for certiorari or rehearing thereof has been denied, the time to take any further appeal or to seek certiorari or further reargument or rehearing has expired.

          "GENERAL UNSECURED CLAIMS" means all Claims other than Priority Claims, Secured Claims and Intercompany Claims.

          "GREYROCK" means Greyrock Business Credit, a division of NationsCredit Commercial Corporation.

          "GREYROCK DIP AGREEMENT" means the Prepetition Loan Agreement, as amended by the Stipulation Re Continuance of Financing of Debtors and Debtors in Possession, Use of Cash Collateral, Priority of Advances Made and For Adequate Protection dated as of November 20, 1997 among the Debtors and Greyrock, as amended, supplemented and modified from time to time.

          "GREYROCK DIP DOCUMENTS" means the Greyrock DIP Agreement and the collateral and ancillary documents executed and delivered pursuant thereto.

          "GREYROCK DIP FACILITY" means the funds advanced pursuant to the Greyrock DIP Documents.

          "GREYROCK PREPETITION FACILITY" means the funds advanced pursuant to the Prepetition Loan Agreement.

          "HOLDER" means, in respect of any Claim or Interest, the holder or owner of, or Person otherwise entitled to enforce, such Claim or Interest.

          "IMPAIRED" means impaired as that term is defined in Section 1124 of the Bankruptcy Code.

          "INDENTURE" means that certain Trust Indenture for the 10% Convertible Notes dated as of August 12, 1996 between STEL and the Indenture Trustee.

          "INDENTURE TRUSTEE" means United States Trust Company of New York, as Indenture Trustee under the Indenture.

          "INITIAL DISTRIBUTION" means the distribution made on or before the Effective Date, which distribution will be a condition precedent to the Plan becoming effective; provided, however, that any Claim which is Disputed at the time of the Effective Date will not receive any distribution unless and until such Claim is Allowed.

          "INITIAL DISTRIBUTION DATE" means that date is on or before the Effective Date on which the Initial Distribution is made.

          "INTERCOMPANY CLAIMS" means all Claims held by any Debtor (or any subsidiary or Affiliate thereof) against any or all other Debtors (or any subsidiary or Affiliate thereof), including, without limitation, all derivative Claims asserted by or on behalf of one Debtor against another.

          "INTER-DEBTOR SETTLEMENT AGREEMENT" means the Term Sheet for Settlement of Inter-Debtor Claims and Joint Plan of Reorganization of the Debtors as approved by the Bankruptcy Court by order dated August 12, 1998, and as described in detail in the Disclosure Statement.

          "INTERESTS" means any and all equity or ownership interests in the Debtors and all stock certificates and other investment securities, whether or not certificated, representing any such equity or ownership interests and any and all options, warrants, subscription agreements and contractual rights to acquire any such equity or ownership interests.

          "INVESTMENT ORDER" means [the Order Pursuant to 11 U.S.C. Section 345(b) Authorizing the Short Term Investment of Cash dated _______ __, 1999 authorizing the Debtors to invest their excess Cash in certain investments including (i) obligations issued by the U.S. Treasury; (ii) obligations guaranteed by the U.S. Government or issued by Federal agencies; (iii) obligations of domestic commercial banks and bank holding companies with/or in banks that have a "AA" or short-term rating A1 or P1 or higher, including, but not limited to, bankers acceptances, certificates of deposit, negotiable eurodollar certificates of deposit, deposit notes and medium term notes; (iv) obligations of U.S. corporations, including, but not limited to, commercial paper, medium term notes and bonds with ratings equivalent to AAA and A1/P1 or greater; (v) money market preferred stock with a rating of AA+ (including collateralized issues); and (vi) money market funds where the majority of the portfolio complies with the foregoing.]

          "LDN" means Long Distance Network, Inc., a wholly-owned subsidiary of STEL.

          "LIQUIDATING OFFICER" means that individual selected by the Debtors and the Committee and approved by the Bankruptcy Court in the Confirmation Order or such order as may be entered by the Bankruptcy Court and who is empowered to implement and administer the Plan on behalf of Liquidating STEL, which authorization shall include, but not be limited to, the right to make distributions under the Plan, to resolve any pending objections to Disputed Claims, to otherwise take all necessary predicate actions to obtaining a Final Decree closing the Debtors' Cases and to consult with Litigation Counsel in connection with objections to Claims.

          "LIQUIDATING STEL" means SA Telecommunications, Inc., the successor to STEL, Addtel, LDN, NATC, Uniquest, USC and SWLDN under the Plan.

          "LITIGATION COUNSEL" means one or more entities selected by the Debtors and the Committee and approved by the Bankruptcy Court pursuant to an Order dated [ ], 1999 to pursue litigation on account of all Causes of Action belonging to the Estates, including Preference Causes of Action.

          "LITIGATION PROCEEDS" means the proceeds, if any, net of litigation costs (including, but not limited to, the amount advanced from the Estates to fund such litigation), received by Litigation Counsel on account of all Causes of Action belonging to the Estates, including Preference Causes of Action, which proceeds are available for distribution in accordance with the terms of the Inter-Debtor Settlement Agreement and the Administrative Expense Treatment Agreement.

          "LOAN AGREEMENTS" means the EqualNet DIP Agreement, the Greyrock DIP Agreement and the Prepetition Loan Agreement.

          "MANAGEMENT AGREEMENT" means that certain Management and Services Agreement dated as of March 12, 1998 by and among the Debtors, EqualNet Corp. and EqualNet, as extended from time to time.

          "MARCH DEBENTURE" means the $3,800,000 in principal amount of 10% Convertible Debenture of STEL due August 15, 2006.

          "MISCELLANEOUS SECURED CLAIMS" means any and all Secured Claims other than the Prepetition Lender Secured Claims.

          "NATC"  means  North  American   Telecommunications   Corporation,   a
wholly-owned subsidiary of STEL.

          "NOTE CLAIM" means a Claim of a Creditor based upon the 10% Convertible Notes or arising under the Indenture.

          "PERSON" means any individual, corporation, limited or general partnership, limited liability company, joint venture, association, joint stock company, estate, entity, trust, trustee, United States trustee, unincorporated organization, government, governmental unit (as defined in the Bankruptcy Code), agency or political subdivision thereof.

          "PETITION DATE" means November 19, 1997.

          "PLAN" means this Joint Chapter 11 Liquidating Plan, as amended or modified from time to time by the Debtors in accordance with the terms hereof and Section 1127 of the Bankruptcy Code.

          "PREFERENCE  CAUSE OF ACTION" means any cause of action  arising under
Section 547 of the Bankruptcy Code in any of the Debtors' Estates.

          "PREFERENCE PROCEEDS" means the proceeds, if any, net of litigation costs and the USC Preference Amount, received by the Debtors, Liquidating STEL, Litigation Counsel or any of their representatives on account of all Preference Causes of Action, which proceeds are available for distribution to Holders of Allowed General Unsecured Claims in accordance with the terms of the Inter-Debtor Settlement Agreement.

          "PREPETITION LOAN AGREEMENT" means the Loan and Security Agreement dated as of December 26, 1996, as amended by those certain Amendments dated as of February 12, 1997 and October 20, 1997, by and among STEL, Addtel, LDN, USC, SWLDN and Greyrock, as amended, modified or supplemented from time to time.

          "PREPETITION LOAN DOCUMENTS" means the Prepetition Loan Agreement, the schedules thereto and the collateral and ancillary documents executed and delivered pursuant thereto.

          "PRIORITY CLAIMS" means Classified Priority Claims and Administrative Expense Claims.

          "PRO RATA" means with reference to any distribution on account of any Allowed Claim in any Class, a distribution equal in amount to the ratio (expressed as a percentage) that the amount of such Allowed Claim bears to the amount of all Allowed Claims in that Class.

          "PROFESSIONAL FEE REDUCTION" means the agreement by and between the Professionals, including, without limitation, White & Case LLP, The Bayard Firm, Kelley Drye & Warren LLP, Saul, Ewing, Remick & Saul LLP, Jay Alix & Associates and Cornwell Consulting Services, Inc. to reduce their fees (but not expenses) by 7.5%, up to $150,000, which reductions shall be shared Pro Rata by such firms to create a fund, provided, however, that such amount shall be reduced dollar for dollar to the extent that the fees of any such firm are reduced by the Bankruptcy Court. The Professional Fee Reduction will become effective only when the Professionals receive payment of 92.5% of their fees; if the Professional Fee Reduction becomes operative, $100,000 will be deemed to be the Professionals' contribution to fund the initial efforts of Litigation Counsel and $50,000 will be contributed by the Professionals to Consolidated USC, which amount will be paid to Consolidated USC in addition to the USC Preference Amount.

          "PROFESSIONALS" means those Persons (a) employed pursuant to an order of the Bankruptcy Court in accordance with Sections 327 or 1103 of the Bankruptcy Code providing for compensation of services rendered prior to the Effective Date pursuant to Sections 327 through 331 of the Bankruptcy Code, or
(b) for which compensation and reimbursement has been agreed to by the parties to the Inter-Debtor Settlement Agreement and/or has been allowed by the Bankruptcy Court pursuant to Sections 503(b)(2) or (4) of the Bankruptcy Code.

          "PROOF OF CLAIM" means any proof of claim or request for payment of an Administrative Expense Claim Filed with the Bankruptcy Court or its duly appointed claims agent with respect to the Debtors pursuant to Bankruptcy Rules 3001 or 3002.

          "PURCHASE AGREEMENT" means that certain Purchase Agreement dated as of January 15, 1998 by and among the Debtors, EqualNet and EqualNet Corp., as amended by that certain Amendment dated as of March 10, 1998 and those certain Letter Agreements dated as of May 28, 1998 and July 21, 1998.

          "SALE" means the sale of substantially all of the Debtors assets to the EqualNet Parties.

          "SCHEDULES" means the Schedules of Assets and Liabilities and the Statement of Financial Affairs that were filed with the Bankruptcy Court by the Debtors on or about January 30, 1998, as such have been and from time to time may be amended or supplemented by any of the Debtors in accordance with Bankruptcy Rule 1009.

          "SECURED CLAIM" means a Claim secured by a lien on property in which any of the Estates have an interest, as determined pursuant to Section 506(a) of the Bankruptcy Code, or that is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of the value of the Holder's interest in the Estate's interest in such property or to the extent of the amount subject to setoff, as applicable.

          "SETTLEMENT PROFESSIONALS" means those professionals who represented the Creditor Representatives and whose compensation and reimbursement for such activities was agreed to by the parties to the Inter-Debtor Settlement Agreement and approved by the Bankruptcy Court.

          "STEL" means SA Telecommunications, Inc., a Delaware corporation.

          "STEL COMMON STOCK" means all authorized, issued and outstanding shares of common stock of STEL, par value $.0001, as of the Petition Date.

          "STEL GENERAL  UNSECURED CLAIM  DISTRIBUTION  AMOUNT" means the sum of
(i) 42% of the Cash Proceeds plus (ii) 85% of the Litigation Proceeds plus (iii) 42% of the Preference Proceeds.

          "STEL PREFERRED STOCK" means all authorized, issued and outstanding shares of preferred stock of STEL, par value $.0001, as of the Petition Date.

          "SUBSIDIARY COMMON STOCK INTERESTS" means all Interests of any Debtor in any other Debtor.

          "SWLDN" means Southwest Long Distance Network, Inc., a wholly-owned subsidiary of USC.

          "10% CONVERTIBLE NOTES" means the $27,200,000 in principal amount of 10% Convertible Notes of STEL due August 15, 2006.

          "TERM SHEET" means the Term Sheet for Settlement of Inter-Debtor Claims and Joint Plan of Reorganization of the Debtors.

          "UNCLAIMED  PROPERTY" has the meaning assigned to that term in Section
8.09 hereof.

          "UNIQUEST"  means  Uniquest   Communications,   Inc.,  a  wholly-owned
subsidiary of STEL.

          "USC" means U.S. Communications, Inc., a wholly-owned subsidiary of STEL.

          "USC PREFERENCE AMOUNT" means the first $50,000 recovered, if any, net of fees and expenses of Litigation Counsel and any amounts required for re-funding the expense Reserve, by the Debtors, Litigation Counsel or Liquidating STEL from Preference Causes of Action, which amount will be distributed to Holders of Allowed General Unsecured Claims against Consolidated USC, upon determination that such excess exists.

          "USC TELECOM" means USC Telecom., Inc., a wholly-owned subsidiary of EqualNet and the successor to EqualNet Corp. as buyer under the Purchase Agreement.

          "USC TELECOM NOTE" means that certain note issued by USC Telecom in favor of Greyrock pursuant to that certain _________ Agreement by and among
__________.

          "US TRUSTEE FEES" means any fees assessed against the Debtors' Estates by the Office of the United States Trustee pursuant to 28 U.S.C. Section 1930.

          "VOTING DEADLINE" means the deadline established by Final Order of the Bankruptcy Court for receipt of Ballots voting to accept or reject the Plan.

          "WORLDCOM" means WorldCom Network Services, Inc. and WorldCom, Inc., collectively.

          "WORLDCOM ADMINISTRATIVE EXPENSE CLAIM" means the Administrative Expense Claim of WorldCom in the Allowed amount of [$ ].

          "WORLDCOM ADVERSARY PROCEEDING" means the adversary proceeding between the Debtors and WorldCom, No. A98-138, Bankr. D. Del.

          "WORLDCOM MOTION" means the Expedited Motion for an Order (i) Granting Relief from the Automatic Stay to Terminate Agreements and Telecommunications Services, or as a Less Favored Alternative, (ii) Providing Adequate Protection and Adequate Assurance of Payment and (iii) Granting Additional Relief filed by WorldCom.

          "WORLDCOM SETTLEMENT AGREEMENT" means that agreement between the Debtors and WorldCom which incorporates certain terms of the Inter-Debtor Settlement Agreement, and which is described in detail at Section ____ of the Disclosure Statement.

          "WORLDCOM UNSECURED CLAIM" means that General Unsecured Claim of WorldCom against Addtel in the Allowed amount of [$ ].

                                   ARTICLE II

                             RULES OF INTERPRETATION

          2.0. Rules of Interpretation. The provisions of the Plan shall control over any descriptions thereof contained in the Disclosure Statement. References herein to "Articles," "Sections," and "Exhibits," when not qualified by a reference to another document, are references to the Articles, Sections and Exhibits of or to the Plan. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. The words "herein," "hereof," "hereto," "hereunder" and others of similar import, refer to the Plan as a whole and not to the part in which such words appear. The words "includes" and "including" are not limiting and mean that the things specifically identified are set forth for purposes of illustration, clarity or specificity and do not in any respect qualify, characterize or limit the generality of the class within such things are included. Captions and headings to Articles, Sections and Exhibits are inserted for convenience of reference only, are not a part of the Plan, and shall not be used to interpret the Plan. Any term used in the Plan that is not defined in the Plan, either in Article I hereof or elsewhere, but that is used in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to that term in (as shall be construed in accordance with the rules of construction under) the Bankruptcy Code or the Bankruptcy Rules. Without limiting the preceding sentence, the rules of construction set forth in Section 102 of the Bankruptcy Code shall apply to the Plan, unless superseded herein. In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) and Section 14.13 hereof shall apply, but Bankruptcy Rule 9006(a) shall govern.

          2.02. Incorporation of Exhibits. All Exhibits to the Plan are part of the Plan and incorporated herein as fully as if set forth at length herein. The Exhibits to the Plan will be Filed with the Bankruptcy Court at least three (3) days prior to the first scheduled date for the hearing to consider approval of the Disclosure Statement.

                                   ARTICLE III

                          ESTATE CASH DISTRIBUTIONS AND
                   TREATMENT OF ADMINISTRATIVE EXPENSE CLAIMS

          3.01. Estate Cash Distributions. Distributions on account of Allowed Administrative Expense Claims, including the Claims of Professionals, Allowed Miscellaneous Secured Claims and Allowed Classified Priority Claims will be made from Estate Cash (and subject to the limitations set forth below in Section 3.03 from Litigation Proceeds) without regard to the particular Estate from which any such Claim arose. Except with respect to such distributions, the integrity and separateness of STEL, Addtel and Consolidated USC as separate Estates will be observed.

          3.02. Administrative Expense Claims. In accordance with Section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims have not been classified and are excluded from the Classes set forth in Article IV of the Plan.

          3.03. Treatment of Allowed Administrative Expense Claims. Unless otherwise provided for herein, each Holder of an Allowed Administrative Expense Claim shall be paid 100% of the unpaid Allowed amount of such Administrative Expense Claim in Cash from Estate Cash: (i) on or before the Effective Date,
(ii) on the next Distribution Date after the date on which such Administrative Expense Claim becomes Allowed, or (iii) on a date agreed to by the Debtors or the Liquidating Officer and such Holder; provided, however, that an Allowed Administrative Expense Claim will be paid in accordance with the Administrative Expense Treatment Agreement, if applicable (including, without limitation, all claims for compensation and reimbursement of expenses of Professionals pursuant to Sections 327 through 331, 503(b)(1) or (4) or 1103 of the Bankruptcy Code), or on such other terms and conditions as are agreed to between the Debtors or Liquidating Officer, as the case may be, and the Holder of such Administrative Expense Claim.

          If an Administrative Expense Claimant enters into the Administrative Expense Treatment Agreement or a similar agreement and receives the minimum payment agreed to thereunder, such payment shall be in full satisfaction of such Holder's Claim and the Holder may not pursue any means against the Debtors or any other entity.

          If the Estate Cash is insufficient to make the distributions required with respect to Allowed Administrative Expense Claims, Litigation Proceeds may be applied to satisfy the shortfall, provided, however, that the Litigation Proceeds will be applied according to the allocation set forth in the Inter-Debtor Settlement Agreement to satisfy only the Allowed Administrative Expense Claims arising in the corresponding Estates.

                                   ARTICLE IV

                     CLASSIFICATION OF CLAIMS AND INTERESTS

          For purposes of the Plan, all Claims against, and Interests in, the Debtors (other than Administrative Expense Claims) are classified as described below. In accordance with Section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims have not been classified and are excluded from the following Classes. A Claim or Interest will be deemed classified in a particular Class only to the extent that such Claim or Interest qualifies within the description of that Class and will be deemed classified in a different Class to the extent that any remainder of such Claim or Interest qualifies within the description of such different Class. Further, a Claim or Interest shall not be classified in any Class for distribution purposes until such Claim or Interest becomes an Allowed Claim or Allowed Interest and then only to the extent that such Claim or Interest has not been paid, released or otherwise satisfied prior to the Effective Date.

          4.01. Class 1 Claims: Miscellaneous Secured Claims.

                Class 1-A:  Class  1-A  shall  consist  of all  Miscellaneous
                            Secured Claims against STEL.

                Class 1-B:  Class  1-B  shall  consist  of all  Miscellaneous
                            Secured Claims against Addtel.

                Class 1-C:  Class  1-C  shall  consist  of all  Miscellaneous
                            Secured Claims against Consolidated USC.

          4.02. Class 2 Claims: Classified Priority Claims.

                Class 2-A:  Class  2-A  shall  consist  of  all   Classified
                            Priority Claims.

          4.03. Class 3 Claims: General Unsecured Claims.

                Class 3-A:  Class 3-A shall consist of all General  Unsecured
                            Claims against STEL.

                Class 3-B:  Class 3-B shall consist of all General  Unsecured
                            Claims against Addtel.

                Class 3-C:  Class 3-C shall consist of all General  Unsecured
                            Claims against Consolidated USC.

          4.04. Class 4 Claims: Intercompany Claims.

                Class 4-A:  Class  4-A  shall  consist  of  all  Intercompany
                            Claims.

          4.05. Class 5 Interests: STEL Preferred Stock Interests.

                Class 5-A:  Class 5-A  shall  consist  of all STEL  Preferred
                            Stock Interests.

          4.06. Class 6 Interests: STEL Common Stock Interests.

                Class 6-A:  Class 6-A shall  consist of all STEL Common Stock
                            Interests.

          4.07. Class 7 Interests: Subsidiary Common Stock Interests.

                Class 7-A: Class 7-A shall consist of all  Subsidiary  Common
                           Stock Interests.

                                    ARTICLE V

                        TREATMENT OF CLAIMS AND INTERESTS

          5.01. Treatment of Allowed Class 1 Claims (Miscellaneous Secured Claims).

          (a) Classes 1-A through 1-C (Miscellaneous Secured Claims)

               (i) Treatment. Each Holder of an Allowed Miscellaneous Secured Claim shall receive, in full satisfaction, settlement, release, and discharge of such Allowed Secured Claim, in the sole discretion of the Debtors and the Committee, (i) the property securing such Claim, (ii) a cash payment from Estate Cash equal to the amount of its Allowed Secured Claim, or (iii) such other treatment as to which the Debtor, the Committee and the Holder have agreed in writing. The Debtors' failure to object to any such Claim during the pendency of the Chapter 11 Cases shall not prejudice, diminish, affect or impair Liquidating STEL's right to contest or defend itself against such Claim in any lawful manner or forum when and if such Claim is sought to be enforced by the Holder thereof. Each Miscellaneous Secured Claim and any lien lawfully granted or existing on any property of the Estates on the Petition Date as security for a Miscellaneous Secured Claim shall, unless such Claim is paid in full on or prior to the Effective Date,
          (x) survive the Confirmation and consummation of the Plan, the Debtors' discharge under Section 1141(d) of the Bankruptcy Code and
          Section 11.01 of the Plan, and any transfer of the property securing such Miscellaneous Secured Claim under the Plan, (y) remain enforceable against either Liquidating STEL or the transferee of the property securing such Miscellaneous Secured Claim under the Plan in accordance with the contractual terms of any lawful agreements enforceable by the Holder of such Claim on the Petition Date until the Allowed amount of such Claim is paid in full, and (z) remain subject to avoidance by Liquidating STEL under the Bankruptcy Code.

               (ii) Impairment. Classes 1-A through 1-C are not Impaired. Holders of such Claims shall be deemed to have accepted the Plan.

          5.02.  Treatment  of  Allowed  Class  2  Claims  (Classified  Priority
Claims).

          (a) Class 2-A (Classified Priority Claims)

               (i) Treatment. Unless otherwise agreed to by the Holder of an Allowed Classified Priority Claim and the Debtors, each Holder of an Allowed Classified Priority Claim shall receive, on account of such Claim, payment of the Allowed amount of such Claim in full and in Cash from Estate Cash to the extent that the Holder of such Allowed Classified Priority Claim has not received payment of such Claim as of the Effective Date.

               (ii) Impairment. Class 2-A is not Impaired. Holders of such Claims shall be deemed to have accepted the Plan.

          5.03. Treatment of Allowed Class 3 Claims (General Unsecured Claims).

          (a) Class 3-A (STEL General Unsecured Claims).

               (i) Treatment. Each Holder of an Allowed Class 3-A General Unsecured Claim shall receive on account of such Claim, its Pro Rata share of the STEL General Unsecured Claim Distribution Amount. Distributions to Holders of Allowed Claims based on the 10% Convertible Notes shall be subject to the lien rights of the Indenture Trustee.

               (ii) Impairment. Class 3-A is Impaired. Holders of such Claims shall be entitled to vote to accept or reject the Plan.

          (b) Class 3-B (Addtel General Unsecured Claims).

               (i) Treatment. Each Holder of an Allowed Class 3-B General Unsecured Claim shall receive on account of such Claim, its Pro Rata share of the Addtel General Unsecured Claim Distribution Amount.

               (ii) Impairment. Class 3-B is Impaired. Holders of such Claims shall be entitled to vote to accept or reject the Plan.

          (c) Class 3-C (Consolidated USC General Unsecured Claims).

               (i) Treatment. Each Holder of an Allowed Class 3-C General Unsecured Claim shall receive on account of such Claim, its Pro Rata share of the Consolidated USC General Unsecured Claim Distribution Amount.

               (ii) Impairment. Class 3-C is Impaired. Holders of such Claims shall be entitled to vote to accept or reject the Plan.

          5.04. Treatment of Allowed Class 4 Claims (Intercompany Claims).

          (a) Class 4-A (Intercompany Claims).

               (i) No Distribution. The Class 4-A Claims shall be canceled on the Effective Date and the Holders of the Class 4-A Claims shall not receive or retain any property under the Plan on account of their Class 4-A Claims.

               (ii) Impairment. Class 4-A is Impaired. Holders of such Claims are deemed to have rejected the Plan.

          5.05. Treatment of Allowed Class 5 Interests (STEL Preferred Stock Interests).

          (a) Class 5-A (STEL Preferred Stock Interests).

               (i) No Distribution. The Class 5-A Interests shall be canceled and extinguished on the Effective Date, and the Holders thereof shall not receive or retain any property under the Plan on account of their Class 5-A Interests.

               (ii) Impairment. Class 5-A is Impaired. Holders of such Interests shall be deemed to have rejected the Plan.

          5.06. Treatment of Allowed Class 6 Interests (STEL Common Stock Interests).

          (a) Class 6-A (STEL Common Stock Interests).

               (i) No Distribution. The Class 6-A Interests shall be canceled and extinguished on the Effective Date, and the Holders thereof shall not receive or retain any property under the Plan on account of their Class 6-A Interests.

               (ii) Impairment. Class 6-A is Impaired. Holders of such Interests shall be deemed to have rejected the Plan.

          5.07. Treatment of Allowed Class 7 Interests (Subsidiary Common Stock Interests).

          (a) Class 7-A (Subsidiary Common Stock Interests).

               (i) No Distribution. The Class 7-A Interests shall be canceled and extinguished on the Effective Date, and the Holders thereof shall not receive or retain any property under the Plan on account of their Class 7-A Interests.

               (ii) Impairment. Class 7-A is Impaired. Holders of such Interests shall be deemed to have rejected the Plan.

                                   ARTICLE VI

                     IDENTIFICATION OF CLASSES OF CLAIMS AND
                   INTERESTS IMPAIRED AND NOT IMPAIRED BY THE
                    PLAN; ACCEPTANCE OR REJECTION OF THE PLAN

          6.01.  Acceptance by an Impaired Class of Creditors.  Consistent  with
Section 1126(c) of the Bankruptcy Code, and except as provided in Section 1126(e) of the Bankruptcy Code, an Impaired Class of Claims shall have accepted the Plan if the Plan is accepted by the Holders of at least two-thirds in dollar amount and more than one-half in number of the Allowed Claims of such Class that have timely and properly voted to accept or reject the Plan.

          6.02. Voting Classes. General Unsecured Claims (Classes 3-A through 3-C) are Impaired by the Plan, and only the Holders of Claims in such Classes against which no objections are pending at the time the vote on the Plan is solicited shall be entitled to vote to accept or reject the Plan, unless the Holders and the Debtors otherwise agree or the Bankruptcy Court so directs.

          6.03. Classes Not Receiving or Retaining Property Deemed to Reject the Plan. Intercompany Claims (Class 4-A), STEL Preferred Stock Interests (Class 5-A), STEL Common Stock Interests (Class 6-A) and Subsidiary Common Stock Interests (Class 7-A) are Impaired by the Plan and do not receive or retain any property under the Plan. Under Section 1126(g) of the Bankruptcy Code, the Holders of Claims and Interests in such Classes are deemed to reject the Plan, and the votes of Holders in such Classes will not be solicited.

          6.04. Unimpaired Classes Conclusively Presumed to Accept the Plan. Miscellaneous Secured Claims (Classes 1-A through 1-C) and Classified Priority Claims (Class 2-A) are not Impaired by the Plan. Under Section 1126(f) of the Bankruptcy Code, such Classes of Claims and Interests are conclusively presumed to accept the Plan, and the votes of Holders in such Classes will not be solicited.

          6.05. Confirmation Pursuant to Section 1129(b). If all of the applicable requirements for Confirmation of the Plan are met as set forth in
Section 1129(a) (1) through (13) of the Bankruptcy Code except subsection (a)(8) thereof, the Debtors intend to request that the Bankruptcy Court confirm the Plan pursuant to Section 1129(b) of the Bankruptcy Code, notwithstanding the requirements of Section 1129(a)(8) thereof, on the basis that the Plan is fair and equitable, and does not discriminate unfairly, with respect to each Class of Claims or Interests that is impaired under, and has not accepted, the Plan.

          6.06. Confirmation of All Cases. The Plan shall not be deemed to have been confirmed unless and until the Plan has been confirmed in each of STEL's Case, Addtel's Case and Consolidated USC's Case.

                                   ARTICLE VII

                        PROVISIONS COVERING DISTRIBUTIONS

          7.01. Timing of Distributions. The Initial Distribution under the Plan shall be made to Holders of Allowed Claims (or to the Indenture Trustee as set forth in Section 7.03 below) by the Debtors or the Liquidating Officer on the Initial Distribution Date. In the case of any Disputed Claim, an initial distribution will be made on the Distribution Date following the date on which the Claim becomes Allowed. Subsequent interim distributions may be made from time to time in the reasonable discretion of the Liquidating Officer, but in no event shall a Distribution Date occur less frequently than every 90 days; provided, however, that no distribution shall be made unless and until at least $250,000 in the aggregate is to be distributed. Except for the Initial Distribution which must be made on or before the Effective Date, distributions required to be made on a particular date shall be deemed to have been made on such date if actually made on such date or as soon thereafter as practicable. Furthermore, a final distribution of property (the "Final Distribution") shall be made by the Liquidating Officer no later than 120 days from the latter of (i) the date that all Disputed Claims have been resolved in accordance with Article VIII of the Plan or (ii) the date that all remaining assets, including Causes of Action, of the Debtors have been monetized and deposited with the Liquidating Officer for distribution.

          7.02. Distributions to Holders of Allowed Claims. No later than the Initial Distribution Date, the Liquidating Officer shall have available sufficient Cash to: (a) make the distributions to be made on the Initial Distribution Date to the Holders of Allowed Claims, and (b) establish reserves for the Classes of Disputed Claims as set forth in Section 8.03 hereof.

          7.03. Distribution to Holders of 10% Convertible Notes. All distributions on account of Allowed Claims based on the 10% Convertible Notes shall be made initially to the Indenture Trustee, which in turn will make a further distribution to the Holders of these Note Claims in accordance with the provisions of the Plan and the Indenture. The Liquidating Officer shall, at the appropriate times set forth in the Plan, pay to the Indenture Trustee amounts equal to the aggregate distribution payable to the Holders of the Allowed 10% Convertible Note Claims, and distributions of such amounts by the Indenture Trustee shall be made only upon surrender of such applicable Notes as provided in Section 10.08(c) hereof. The Indenture Trustee shall make the distributions with respect to Allowed 10% Convertible Note Claims to the Holders of such Claims, subject to any rights or claims of such Indenture Trustee under the Indenture.

          7.04. Persons Deemed Holders of Registered Securities. Except as otherwise provided herein, the Liquidating Officer shall be entitled to treat the record Holder of a registered security as the sole Holder of the Claim in respect thereof for purposes of all notices, payments or other distributions under the Plan. No notice of any transfer of any such security shall be binding on the Liquidating Officer , unless such transfer has been properly registered in accordance with the provisions of the governing indenture or agreement on or prior to the date on which the Bankruptcy Court enters the Confirmation Order. If there is any dispute regarding the identity of the Person entitled to any payment or distribution in respect of any Claim under the Plan, no payment or distribution need be made in respect of such Claim until such dispute has been resolved by the parties or the Bankruptcy Court resolves the dispute pursuant to a Final Order.

          7.05. Disbursing Agent. The Liquidating Officer or his designee shall be appointed the Disbursing Agent to fulfill the obligations under the Plan with respect to distributions, including, without limitation, holding all reserves and accounts pursuant to the Plan.

          7.06. Fractional Dollars. Notwithstanding any other provision of the Plan, payments of fractions of dollars shall not be made. Whenever any payment of a fraction of a dollar under the Plan would otherwise be called for, the actual payment made shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars being rounded down.

          7.07. De Minimis Distributions. No Cash payment of less than five ($5.00) dollars shall be made to any Holder of a Claim on account of its Allowed Claim on any Distribution Date including the Final Distribution Date. On any Distribution Date up until the Final Distribution Date, a Cash distribution to any Holder of an Allowed Claim of less than five ($5.00) dollars, shall be recorded and the funds reserved. If the cumulative amount exceeds the amounts set forth above on any subsequent Distribution Date, the cumulative amount shall be delivered to such Holder in accordance with the other provisions of this Plan.

          7.08. Method of Cash Distribution. Any Cash payment to be made pursuant to the Plan may be made by draft, check, wire transfer, or as otherwise required or provided in any relevant agreement or applicable law.

          7.09. Compliance With Tax Requirements. In connection with each distribution with respect to which the filing of an information return (such as an Internal Revenue Service Form 1099 or 1042) or withholding is required, the Liquidating Officer shall file such information return with the Internal Revenue Service and provide any required statements in connection therewith to the recipients of such distribution or effect any such withholding and deposit all moneys so withheld as required by law. With respect to any Person from whom a tax identification number, certified tax identification number or other tax information required by law to avoid withholding has not been received by Liquidating STEL within 30 days from the date of such request, Liquidating STEL may, at its option, withhold the amount required and distribute the balance to such Person or decline to make such distribution until the information is received.

          7.10. Withholding Taxes. Any federal, state or local withholding taxes or other amounts required to be withheld under applicable law shall be deducted from distributions hereunder. All Persons holding Claims shall be required to provide any information necessary to effect the withholding of such taxes.

          7.11. Saturday, Sunday or Legal Holiday. If any payment, distribution or other act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

          7.12. Dates Pertaining to Administrative Expense Claims.

          (a) Bar Date for  Administrative  Expense  Claims Other than Claims of
Professionals. Except as otherwise set forth herein or in an order of the Bankruptcy Court regarding a specific claim, all requests for payment of Administrative Expense Claims (or any other means of preserving and obtaining payment of Administrative Expense Claims found to be effective by the Bankruptcy Court) shall be Filed by the Administrative Expense Claims Bar Date; provided, however, that no such request or application need be filed with respect to (i) any US Trustee Fees or (ii) Claims, liabilities or obligations incurred in the ordinary course of the Debtors' business during the wind-down of the Estates, unless a dispute exists as to any such liabilities. If requests for payment of Administrative Expense Claims are not timely Filed, the Holders of such Claims shall be forever barred, estopped and enjoined from asserting such Claims in any manner against the Debtors or their property or Liquidating STEL. If Liquidating STEL has made all of the payments due under the Administrative Expense Treatment Agreement, the Liquidating Officer may pay any expenses accruing after the Effective Date without any application to or approval of the Bankruptcy Court, provided, however, that the re-funding of Litigation Counsel and the payment of Litigation Counsel's expenses, including fees from litigation recoveries, will not be subject to this restriction regarding payment of Administrative Expense Claims but, rather, that Litigation Counsel will, on a regular basis, provide the chairman of the Committee prior to Confirmation and the Liquidating Officer post-Confirmation with detailed billing statements and, in the case of any dispute regarding the Litigation Counsel's fees and expenses, the matter shall be resolved by the Bankruptcy Court pursuant to its retained jurisdiction.

          (b) Dates Pertaining to the Administrative Expense Claims of Professionals. Applications for compensation for services rendered and reimbursement of expenses incurred by Professionals (i) from the latter of the Petition Date or the date on which retention was approved through ______, 1999 or (ii) at any time during the Chapter 11 Cases when such compensation is sought pursuant to Sections 503(b)(3) through (b)(5) of the Bankruptcy Code shall be Filed no later than __________ pursuant to order of the Bankruptcy Court and shall be served on (a) White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attn.: Andrew DeNatale, (b) The Bayard Firm, 919 Market Street, 16th Floor, P.O. Box 25130, Wilmington, Delaware 19899, Attn.: Neil B. Glassman,
(c) Kelley Drye & Warren LLP, 101 Park Avenue, New York, New York 10178,  Attn.:
Mark I. Bane, (d) Saul Ewing Remick & Saul, LLP, 222 Delaware Avenue, Suite 1200, P.O. Box 1266, Wilmington, Delaware 19801, Attn.: Norman L. Pernick and
(e) the Office of the United States Trustee, 601 Walnut Street, Curtis Center, Suite 950 West, Philadelphia, Pennsylvania 19106. A hearing on such applications will be held before the Bankruptcy Court on ________________. Applications which are not timely filed will not be considered by the Court. Applications for compensation and reimbursement for the period through the Confirmation Date shall be filed and scheduled for hearing in accordance with subsequent orders of the Bankruptcy Court. The Liquidating Officer may pay any Professional fees and expenses incurred after the Confirmation Date without any application to the Bankruptcy Court.

                                  ARTICLE VIII

                      ISSUES RELATED TO CLAIMS AND RESERVES
                    AND MISCELLANEOUS DISTRIBUTION PROVISIONS

          8.01. Duplicate Claims or Claims Asserted Against Improper Debtor.

          (a) Consolidated USC Claims. As set forth in detail herein at Section 10.03, all assets and liabilities of any of USC, LDN, NATC, SWLDN and Uniquest shall be consolidated into a single entity, Consolidated USC. To the extent that there are duplicate Claims Filed by a single Holder against more than one of these Consolidated Debtors, such duplicate Claims will be automatically expunged so that only one Claim survives against Consolidated USC.

          (b) Duplicate Claims. To the extent that there are duplicate Claims asserted against STEL, Addtel and/or Consolidated USC by a single Holder, the Debtors, in consultation with the Committee, will review the Claims and determine against which single Estate the Claim should properly be asserted. The Debtors will seek an order of the Bankruptcy Court, on notice to the Holder, expunging the Claim or Claims against the other Debtor or Debtors.

          (c) Claims Asserted Against Incorrect Debtor. The Debtors believe that a significant number of Claims, particularly claims by telecommunications services providers or equipment lessors, have not been asserted against the proper Debtor. After review by the Debtors, in consultation with the Committee, the Debtors will seek an order of the Bankruptcy Court, on notice to the Holder, reassigning any such Claim to the proper Estate.

          8.02. Objections to Claims. Any party in interest may object to a Claim, except a Claim that is Allowed as set forth in the Plan. Objections to Administrative Expense Claims, Miscellaneous Secured Claims and Classified Priority Claims, except Claims that are allowed as set forth in the Plan or as to which the Bankruptcy Court had set an earlier objection deadline, may be filed and served by the Debtors or any other party-in-interest on the later of
(a) 60 days prior to the date first scheduled for the Confirmation Hearing, (b) 30 days after the filing of the Proof of Claim setting forth such claim or (c) any later date set by order of the Bankruptcy Court which the Debtors may require on an ex parte basis.

          Objections  to  Unsecured  Claims,  except  Claims  that  are  Allowed pursuant to the Plan or as to which the Bankruptcy Court has set an earlier objection deadline, may be Filed and served by the Committee or its representative, the Debtors or the Liquidating Officer or any other party-in-interest on the later of (x) 120 days prior to the date first scheduled for the Confirmation Hearing, (y) 30 days after the filing of the Proof of Claim setting forth such Claim, or (z) any later date set by order of the Bankruptcy Court, which the Committee or its representative may request on an ex parte basis. As set forth in Section 8.01, the Debtors will bring objections based on duplicate Claims and will seek reclassification of Claims.

          The objecting party shall serve a copy of each such objection upon the Holder of the Claim to which it pertains and upon the Debtors or the Liquidating Officer, and the Committee's counsel or its representative as the case may be. Unless otherwise ordered by the Bankruptcy Court, the Liquidating Officer or the Committee, as the case may be, shall litigate the merits of each Disputed Claim until it is abandoned or otherwise withdrawn by the Holder, determined by Final Order or compromised and settled by the Liquidating Officer the Committee, as the case may be, subject to any required approval of the Bankruptcy Court.

          8.03. Reserves for Disputed Claims. On the Effective Date, the Liquidating Officer shall reserve for the account of each Holder of a Disputed Claim (i) the property which would otherwise be distributable to such Holder on such date in accordance with the Plan were such Disputed Claim an Allowed Claim on such date, in the face amount thereof, or such other amount as ordered by the Bankruptcy Court, or (ii) such other property as such Holder and the Liquidating Officer may agree. Property reserved under this section shall be set aside and segregated by Class of Claims. To the extent such Disputed Claim becomes an Allowed Claim, the property so reserved for the Holder thereof shall be distributed by the Liquidating Officer to such Holder pursuant to, and to the extent provided for in, the Plan. Upon any Disputed Claim becoming a Disallowed Claim in whole or in part, the property reserved for the payment of the Disallowed portion of such Disputed Claim, including any interest or dividends attributable thereto, shall become available for distribution to Holders of Allowed Claims in accordance with the provisions of the Plan.

          8.04. Reserve for Estimated Expenses. Prior to making any distribution to any Holder of a Claim, including, without limitation, any Holder of an Allowed Miscellaneous Secured Claim, Allowed Administrative Expense Claim, Allowed Classified Priority Claim, or Allowed General Unsecured Claim from Estate Cash or Litigation Proceeds with respect to Professional fees, the Liquidating Officer shall fund the Expense Reserve for payment of any expenses that are then unpaid or are anticipated to be incurred by the Liquidating Officer. The Expense Reserve shall be funded from all Cash in the Estates, including, but not limited to, Estate Cash, Preference Proceeds and Litigation Proceeds, in that order, existing at the time of such funding. If, at any time after the initial funding of the Expense Reserve, the Liquidating Officer determines that the Expense Reserve is inadequate to pay the remaining expenses that are unpaid or are anticipated to be incurred, the Liquidating Officer may, upon approval of the Bankruptcy Court, re-fund the Expense Reserve with all Cash, including, but not limited to, Estate Cash, Preference Proceeds and Litigation Proceeds, in that order, then in the possession of the Liquidating Officer. Once all expenses remaining unpaid have been paid in full and no other expenses are anticipated to be incurred, any amount remaining in the Expense Reserve shall become available for distribution to Holders of Allowed Claims in accordance with the terms of the Plan.

          8.05. Investment of Funds. Cash held in a reserve pursuant to Sections
8.03 and 8.04 hereof shall, to the extent practicable, be held by the Liquidating Officer in an interest bearing escrow fund (which may be a single account for each Class, provided that separate book entries for each Claim be maintained by the Liquidating Officer) to be established and maintained by the Liquidating Officer pending resolution of such Disputed Claim; provided, however, that Cash shall be invested in accordance with the Investment Order, unless amended by further order of the Bankruptcy Court. All investments, other than the EqualNet Stock, if any, the proceeds of which are necessary to fund a distribution under the Plan, shall mature or otherwise be converted into Cash on or prior to the date of such distribution.

          8.06. Payment or Distribution of Disputed Claim. No payments or other distributions shall be made on account of any Disputed Claim, or any portion thereof, unless and until such Claim, or portion thereof, is Allowed by Final Order, or unless otherwise provided by order of the Bankruptcy Court. Holders of Disputed Claims whose Claims ultimately become Allowed Claims shall be bound, obligated and governed in all respects by the provisions of this Plan.

          8.07. Timing of Payment or Distribution When a Disputed Claim Becomes an Allowed Claim. Subject to the provisions of the Plan, payments and distributions with respect to each Disputed Claim that becomes an Allowed Claim shall be made on the next Distribution Date following the date on which the Claim becomes Allowed, in accordance with the terms of Section 7.01 hereof.

          8.08. Disputed Distribution. If any dispute arises as to the identity of a Holder of an Allowed Claim who is to receive any distribution, the Liquidating Officer may, in lieu of making such distribution to such Holder, make such distribution into an escrow account until the disposition thereof shall be determined by Final Order of the Bankruptcy Court or by written agreement among the interested parties to such dispute.

          8.09. Estimation. In order to effectuate distributions pursuant to the Plan and avoid undue delay in the administration of the Estates, the Debtors (prior to the Effective Date) and the Liquidating Officer (after the Effective
Date) shall have the right to seek an order of the Bankruptcy Court, after notice and a hearing (which notice may be limited to the Holder of such Disputed Claim and which hearing may be held on an expedited basis), estimating a Disputed Claim pursuant to Section 502(c) of the Bankruptcy Code.

          8.10. Distribution of Unclaimed Property. Any property distributed to a Holder under the Plan that is unclaimed by such Holder within 180 days following the distribution of such property by the Debtors or the Liquidating Officer shall be deemed to be unclaimed property and such property shall irrevocably revert to and revest in Liquidating STEL for redistribution in accordance with the terms of this Plan, without regard to escheatment or other similar laws ("Unclaimed Property"); provided, however, that if such property is a check issued in respect of a distribution made under the Plan, such check shall be null and void and be deemed to be Unclaimed Property if not negotiated within 90 days after the date of issuance. Any amounts returned to the Liquidating Officer in respect of such non-negotiated checks shall be held in the appropriate distribution reserve account. Requests for reissuance for any such check shall be made directly to the Liquidating Officer by the Holder of the Allowed Claim with respect to which such check originally was issued. All amounts represented by any voided check will be held until 180 days after such check was distributed and all requests for reissuance by the Holder of the Allowed Claim in respect of a voided check are required to be made prior to such date. Thereafter, all such amounts shall be deemed to be Unclaimed Property. All Claims in respect of Unclaimed Property shall be forever barred, estopped and enjoined from assertion in any manner against the Debtors or their property or the Liquidating Officer or its property. Nothing contained in the Plan shall require Liquidating STEL to attempt to locate any Holder of an Allowed Claim other than by reviewing the records of the Debtors and the Proof of Claim, if any, Filed by such Holder.

                                   ARTICLE IX

                    UNEXPIRED LEASES AND EXECUTORY CONTRACTS

          9.01. Rejection Generally.

               (a) Except as otherwise provided in the Plan or in any order of the Bankruptcy Court, all executory contracts and unexpired leases that have not been assumed or rejected by the Debtors prior to the Confirmation Date or that are not the subject of a motion to assume pending before the Bankruptcy Court on the Confirmation Date shall be deemed rejected as of the date that the Confirmation Order becomes a Final Order.

               (b) The Confirmation Order shall constitute an order of the Bankruptcy Court approving such rejections on the Confirmation Date, pursuant to Section 365 of the Bankruptcy Code, effective as of the date the Confirmation Order becomes a Final Order. Any party objecting to the Debtors' rejection of an executory contract or unexpired lease as provided herein shall file and serve a written objection to the rejection of such contract or lease no later than ten (10) days prior to the date first scheduled by the Bankruptcy Court for the Confirmation Hearing. Failure to file an objection within the time period set forth above shall constitute consent and agreement to the rejection.

          9.02. Rejection Damages. Each Person that is a party to an executory contract or unexpired lease that is rejected as of the date that the Confirmation Order becomes a Final Order shall File, not later than thirty (30) days after such date (unless an earlier date has been established by the Bankruptcy Court for such claimant, in which case such earlier date shall control), a Proof of Claim for damages alleged to have arisen from the rejection of such executory contract or unexpired lease, or be forever barred from asserting such a Claim against the Debtors or Liquidating STEL. Each Person that is party to an executory contract or unexpired lease subject to a motion to reject that is pending before the Bankruptcy Court on the Confirmation Date shall File, not later than thirty (30) days after the date that the Bankruptcy Court approves such motion, a proof of claim for damages alleged to have arisen from the rejection of such executory contract or unexpired lease, or be forever barred from asserting such a Claim against the Debtors or Liquidating STEL.

          9.03. Contracts Entered Into On or After the Petition Date. All contracts, leases, and other agreements entered into by the Debtors on or after the Petition Date, which agreements have not been terminated in accordance with their terms on or before the Confirmation Date, shall be deemed rejected as of the date that the Confirmation Order becomes a Final Order. Any party to such a contract or lease shall file not later than 30 days after the Confirmation Order becomes a Final Order (unless an earlier date has been set by the Bankruptcy Court which case such earlier date shall control) a Proof of Claim for damages alleged to have arisen from the rejection of such contract or lease, or be forever barred from asserting such Claim against the Debtors or Liquidating STEL.

                                    ARTICLE X

                      MEANS FOR IMPLEMENTATION OF THE PLAN

          10.01. Liquidating STEL and Liquidating Officer. The Debtors are no longer operating and have not operated or engaged in business since July 22, 1998. The Plan provides for the liquidation of all of the remaining assets of the Debtors. The Debtors shall be continued as Liquidating STEL for the limited purpose of implementing the Plan and shall act through the Liquidating Officer. On the Effective Date, all property of the Debtors remaining after the Initial Distribution will vest with Liquidating STEL including without limitation (i) Cash, (ii) EqualNet Stock, (iii) non-cash assets, (iv) Causes of Action and Preference Causes of Action belonging to the Estates and (v) all other property and assets of the Debtors; provided, however, that all Causes of Action including Preference Causes of Action shall be pursued by the Litigation Counsel and any recoveries from such litigation will be distributed in accordance with the Plan, including the provisions of the Inter-Debtor Settlement Agreement and the Administrative Expense Treatment Agreement. The Liquidating Officer shall have the right to abandon any assets in accordance with Section 554 of the Bankruptcy Code, after notice and a hearing before the Bankruptcy Court. The rights, responsibilities and scope of liability of the Liquidating Officer shall be set forth in detail in the Confirmation Order.

          10.02. Retention of Rights to Pursue Causes of Action and the Appointment of Litigation Counsel. By order of the Bankruptcy Court dated __________, 1999, ___________ was appointed Litigation Counsel to investigate, evaluate and pursue all Causes of Action belonging to the Estates, other than Preference Causes of Action, for the benefit of all of the Debtors' Estates. Pursuant to Section 1123(b)(3) of the Bankruptcy Code, the Litigation Counsel (as representative of the Debtors' Estates) will have the exclusive right to enforce against any Person any and all Causes of Action (including, without limitation, all Causes of Action arising under Sections 510, 544, 545, 546, 547, 548, 549, 550 and 553 of the Bankruptcy Code or otherwise arising under the Bankruptcy Code and/or those arising under other applicable law) that arose before the Effective Date, including all Causes of Action of a trustee and debtor-in-possession under the Bankruptcy Code, other than those expressly released or compromised as part of or pursuant to the Plan; provided, however, that nothing contained herein will affect the right of a Holder of an Allowed Administrative Claim to commence and pursue an action under Section 506(c) of the Bankruptcy Code.

          The Litigation Counsel's actions will initially be funded with an advance of $100,000 from the Estates. Litigation costs, including fees and expenses of Litigation Counsel, above the initial $100,000 shall be funded solely from Litigation Counsel's litigation recoveries from Causes of Action, including Preference Causes of Action. The initial $100,000 advance shall be repaid to the Estates as Estate Cash, from litigation recoveries, net of all litigation costs including fees and expenses of Litigation Counsel (unless the Professional Fee Reduction becomes effective, in which case it shall be funded from the Professional Fee Reduction) for distribution, by the Liquidating Officer in accordance with this Plan. Litigation Counsel is granted the discretion to decide which, if any, Causes of Action, including Preference Causes of Action should be pursued. Litigation Counsel is not required to commence any actions or otherwise pursue Causes of Action, including Preference Causes of Action.

          Except with respect to those parties who are expressly permitted to bring actions under Section 506(c) of the Bankruptcy Code and except with respect to the Liquidating Officer, all Persons other than Litigation Counsel are prohibited from commencing any Cause of Action including a Preference Cause of Action, with respect to the Debtors' Cases.

          10.03. Substantive Consolidation. The Plan contemplates and is predicated upon the substantive consolidation of the Consolidated Debtors into a single entity for purposes of Confirmation, consummation and implementation of the Plan. As a result of substantive consolidation, on the Effective Date: (i) all Intercompany Claims held by any Consolidated Debtor against any or all other Consolidated Debtors shall be canceled and no distributions shall be made on account thereof; (ii) all assets, and all proceeds thereof, and all liabilities of the Consolidated Debtors shall be merged into a single entity; (iii) any obligation of any of the Consolidated Debtors and all guaranties thereof executed by any of the Consolidated Debtors shall be eliminated and canceled and all such obligations and guaranties shall be treated as a single claim against Consolidated USC; (iv) all joint obligations of the Consolidated Debtors, and all multiple Claims against such entities on account of such joint obligations, shall be treated and allowed only as a single Claim against Consolidated USC;
(v) each Claim Filed in a Chapter 11 Case of one of the Consolidated Debtors shall be deemed Filed against Consolidated USC and to be a single obligation of Consolidated USC; (vi) all duplicative Claims Filed against more than one of the Consolidated Debtors will be automatically expunged so that only one claim survives against Consolidated USC; (vii) all Interests of the Consolidated Debtors in any other of the Consolidated Debtors shall be deemed automatically canceled and retired by operation of law and shall cease to exist; and (viii) the Consolidated Debtors will be deemed, for purposes of determining the availability of the right of setoff under Section 553 of the Bankruptcy Code, to be one entity, so that, subject to other provisions of Section 553 of the Bankruptcy Code, the debts due to one of the Consolidated Debtors may be offset against claims against such Consolidated Debtor or another Consolidated Debtor.

          10.04. Merger of Corporate Entities.

          (a) Mergers. On the Effective Date, the following merger(s) shall be effective and effectuated pursuant to the Confirmation Order without any further action by the stockholders or directors of any of the Debtors: (a) Addtel and Consolidated USC shall be merged with and into STEL; and (b) any Affiliate of the Debtors may be (i) merged into STEL or (ii) dissolved. The remaining entity will be known as Liquidating STEL. The payments required under Section 12.01(g) herein are a necessary precondition to the Plan becoming effective. To the extent that such Initial Distribution is made on the Effective Date, such payments shall be deemed to have been made prior to the Plan becoming effective and, therefore, prior to the mergers discussed in this Section 10.04. On or about the Effective Date, the Debtors or Liquidating STEL shall file a certificate of merger of Addtel and Consolidated USC and any other Affiliate of the Debtors into Liquidating STEL and shall take all other actions necessary or appropriate to effectuate such mergers under Delaware law.

          (b) Issuance of Stock to Liquidating Officer. Simultaneously with the cancellation of the issued and outstanding shares of the Debtors' Common Stock, pursuant to Section 10.08 of the Plan, and the merger of STEL, Addtel and
Consolidated USC into Liquidating STEL pursuant to this Section 10.04 of the Plan, the Liquidating Officer shall cause Liquidating STEL to issue one hundred shares of authorized stock, which stock shall be held by the Liquidating Officer until the Final Decree is issued, at which time such stock shall be canceled. Immediately upon the issuance of the Final Decree, and pursuant to Section 303 of the DGCL, Liquidating STEL shall be dissolved, the Board of Directors shall be dismissed, and the duties, responsibilities and powers of Liquidating STEL shall terminate without any further action by the stockholders or directors of the Debtors and without any distribution to stockholders. Any actions required in connection with the dissolution of Liquidating STEL shall be the responsibility of the Liquidating Officer.

          10.05. Operations Between the Confirmation Date and the Effective Date. The Debtors shall continue to operate as debtors in possession, subject to the supervision of the Bankruptcy Court, during the period from the Confirmation Date through and until the Effective Date; provided, however, that nothing herein shall preclude the Debtors from taking any steps that they deem necessary or desirable to prepare for and effect the consummation of the Plan.

          10.06. Revesting and Transfer of Assets. Pursuant to Section 1123(b)(3) and Section 1141(b) and (c) of the Bankruptcy Code, all property of the Estates that is not specifically disposed of pursuant to the Plan shall revest in Liquidating STEL on the Effective Date, free and clear of all liens, charges or other encumbrances, Claims and Interests of Holders of Claims and Interests, and all such liens, contractually imposed restrictions, charges or other encumbrances, Claims and Interests, shall be extinguished except as otherwise provided in the Plan. No distribution hereunder shall be made to or on behalf of any Claim Holder unless and until such Holder executes and delivers to the Debtors or Liquidating STEL such release of liens or otherwise turns over and releases such Cash, pledge, or other possessory liens. Any such Holder that fails to execute and deliver such release of liens at least ninety (90) days prior to the Effective Date shall be deemed to have no further Claim against the Debtors, Liquidating STEL or their assets or property in respect of such Claim and shall not participate in any distribution hereunder. Notwithstanding the immediately preceding sentence, any such Holder of a Disputed Claim shall not be required to execute and deliver such release until such time as the Claim is Allowed or Disallowed.

          10.07. Cancellation of Intercompany Claims. On the Effective Date, all Intercompany Claims shall be canceled and no distributions shall be made on account thereof.

          10.08. Cancellation and Surrender of Securities.


          (a) Cancellation. On the Effective Date, the Prepetition Loan Documents, the EqualNet DIP Documents and the Greyrock DIP Documents, including all notes and other instruments outstanding thereunder or issued pursuant thereto and all related security documents, mortgages and guarantees; the March Debenture, the August Debenture; and any note evidencing a payment obligation by any of the Debtors, other than the 10% Convertible Notes which are treated pursuant to paragraph (c) of this Section 10.08; and all obligations of the Debtors or the Estates under or in respect of any of the foregoing shall be canceled and discharged and fully satisfied by the Confirmation of the Plan and the distributions to be made pursuant to the Plan and the Holders thereof shall have no rights and such instruments shall evidence no right to participate in the distributions to be effectuated pursuant to the Plan. On the Effective Date, all the Class 5-A, Class 6-A and Class 7-A Interests, and any options, warrants, calls, subscriptions, or other similar rights or other agreements or commitments, contractual or otherwise, obligating the Debtors to issue, transfer, or sell any Class 5-A, Class 6-A or Class 7-A Interests, shall be canceled and discharged and fully satisfied by the Confirmation of the Plan and the distributions to be made pursuant to the Plan and the Holders thereof shall have no rights and such instruments shall evidence no rights, including, but not limited to, the right to participate in the distributions to be effectuated pursuant to the Plan; provided, however, that the stock in Liquidating STEL shall not be canceled until the dissolution of Liquidating STEL as contemplated in Section 10.04 hereof.

          (b) Surrender of Securities. As a condition to receiving any distribution under the Plan, each Holder of a promissory note, the March Debenture, the August Debenture, or other instrument evidencing a Claim, other than the 10% Convertible Notes which are treated pursuant to paragraph (c) of this Section 10.08, must surrender such instrument to the Liquidating Officer for cancellation. As Holders of Class 5-A, 6-A, and 7-A Interests will receive no distribution under the Plan, such Holders need not surrender their share certificates. Any Holder of a Claim that fails to (a) surrender such instrument or (b) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the Liquidating Officer before the later to occur of (i) the Effective Date and (ii) 30 days following the date such Holder's Claim becomes an Allowed Claim shall be deemed to have forfeited all rights and Claims and may not participate in any distribution under the Plan.

          (c) Cancellation of Indenture and Surrender and Cancellation of 10% Convertible Notes. Notwithstanding any other provision of the Plan, the cancellation of the Indenture and the surrender and cancellation of the 10 % Convertible Notes shall be governed by this Section 10.08(c). On the Effective Date, the Indenture governing the 10% Convertible Notes shall be canceled and deemed null and void and of no further force and effect. Notwithstanding the foregoing, such cancellation shall not impair the rights and duties under such Indenture as between the Indenture Trustee thereunder and the beneficiaries of the trust created thereby. As of the Effective Date, the 10% Convertible Notes shall be canceled and shall be null and void, and the Holders thereof shall have no rights, and such instruments shall evidence no rights, except the right to receive the distributions provided herein. No Holder of a 10% Convertible Note shall be entitled to any distribution hereunder unless or until such Holder shall have first surrendered or caused to be surrendered to the Indenture Trustee the original 10% Convertible Note held by it, or, in the event that such 10% Convertible Note has been lost, destroyed, stolen or mutilated, executed and delivered an affidavit of lost note and indemnity with respect thereto in form customarily utilized for such purposes that is reasonably satisfactory to the Liquidating Officer and the Indenture Trustee. Promptly upon surrender of such instruments, the Indenture Trustee shall deliver such canceled instruments to the Liquidating Officer or otherwise dispose of such instruments in such manner as the Liquidating Officer reasonably requests. Any Holder of a 10% Convertible Note that fails to surrender its Notes or deliver an affidavit of loss as provided herein within 1 year after the Effective Date shall be deemed to have forfeited all rights and Claims and shall not participate in any distribution under the Plan on account of such instruments.

          10.09.  Closing  of  Books  Related  to  Canceled  Securities.  On the
Effective Date, each of the respective transfer books maintained for the Canceled Securities shall be closed. Except for the right to receive the distributions, if any, to be made pursuant to the Plan, the Holder of a Canceled Security shall have no rights arising from or relating to such Canceled Security after the Effective Date, including rights of subordination or subrogation that may be construed to be inherent in or ancillary or related to such Canceled Security.

          10.10. Provisions Relating to WorldCom. The Debtors and WorldCom have agreed upon and, as a component of the Inter-Debtor Settlement Agreement, the Bankruptcy Court has previously approved the following process by which they will resolve those issues remaining between them in connection with the WorldCom
Motion:

          (a) the evidentiary record of the hearing on the WorldCom Motion shall be deemed to be incorporated into the evidentiary record of the WorldCom Adversary Proceeding;

          (b) the Debtors shall not incur additional fees and expenses in excess of $1,000 in connection with the WorldCom Motion and the WorldCom Adversary Proceeding;

          (c) if the Bankruptcy Court determines with respect to the WorldCom Motion or the WorldCom Adversary Proceeding that (i) WorldCom is not a utility (as that term is defined in Section 366 of the Bankruptcy Code) or
     (ii) WorldCom was prohibited from imposing an administrative hold on new business of the Debtors, then:

               (i) WorldCom's unsecured non-priority claim against Addtel's estate shall be reduced by $15,000;

               (ii) WorldCom may appeal to the District Court for the District of Delaware and, if necessary, the Third Circuit and may petition for certiorari to the Supreme Court of the United States (the "Appeals"); and

               (iii) the Debtors shall not incur fees and expenses in excess of $5,000 in connection with each Appeal.

          (d) if WorldCom is ultimately successful in any of the Appeals, WorldCom's unsecured non-priority claim against Addtel's estate shall be increased by $15,000;

          (e) WorldCom's counterclaim in the WorldCom Adversary Proceeding is dismissed;

          (f) the Debtors shall reduce their demands in Counts 1-5 of the WorldCom Adversary Proceeding to a claim for a $15,000 reduction of WorldCom's unsecured non-priority claim against Addtel;

          (g) the Debtors, the Creditors' Committee and United States Trust Co. of New York agree that they will not (i) seek to amend the Complaint in the WorldCom Adversary Proceeding (the "Complaint") to assert additional or increased claims or demands against WorldCom or any of its subsidiaries, officers, directors, employees or agents, (ii) seek to amend the Complaint in any manner inconsistent with the Term Sheet or the Addendum, or (iii) seek to dismiss the Complaint or the WorldCom Adversary Proceeding (except pursuant to a motion filed by WorldCom with the Debtors' and the Creditors' Committee's consent); and

          (h) each party shall bear its own costs and fees in the WorldCom Adversary Proceeding and any Appeals.

          10.11. Allowance of Claims Subject to Section 502(d). Allowance of Claims shall be in all respects subject to the provisions of Section 502(d) of the Bankruptcy Code, except that no Claim that is Allowed in an amount set forth in the Plan shall be disallowed under Section 502(d) of the Bankruptcy Code.

          10.12. Right of Setoff. Except for any Claim that is Allowed in an amount set forth in the Plan, the Liquidating Officer shall have the right to set off against any Claim and the distributions to be made pursuant to the Plan in respect of such Claim, any and all debts, liabilities and claims of every type and nature whatsoever which the Estates or Liquidating STEL may have against the Holder of such Claim, and neither any prior failure to do so nor the allowance of such Claim, whether pursuant to the Plan or otherwise, shall constitute a waiver or release of any such right of setoff.

          10.13. Authorization of Corporate Action. The entry of the Confirmation Order shall constitute authorization for the Debtors and Liquidating STEL to take or cause to be taken all corporate actions necessary or appropriate to consummate and implement the provisions of the Plan prior to, on and after the Effective Date, including, without limitation, the mergers to be effectuated pursuant to Section 10.04 hereof, and all such actions taken or caused to be taken shall be deemed to have been authorized and approved by the Bankruptcy Court. All such actions shall be deemed to have occurred and shall be in effect pursuant to applicable nonbankruptcy law and the Bankruptcy Code, without any requirement of further action by the stockholders or directors of the Debtors or Liquidating STEL. On the Effective Date, the appropriate officers and directors of the Debtors and Liquidating STEL are authorized and directed to execute and deliver the agreements, documents and instruments contemplated by the Plan in the name and on behalf of the Debtors and Liquidating STEL.

          10.14. Retiree Benefits. After the Effective Date, the payment of retiree benefits (as defined in Section 1114 of the Bankruptcy Code), if any, at the level established pursuant to Section 1114 of the Bankruptcy Code, shall continue for the duration of any period that the applicable Debtor has obligated itself to provide such benefits.

                                   ARTICLE XI

                         DISCHARGE AND RELEASE OF CLAIMS

          11.01. Discharge. Except for distributions under the Plan and as otherwise provided in the Plan or in the Confirmation Order, on the Effective Date, to the extent permitted under the Bankruptcy Code, the Confirmation Order shall operate as a discharge, pursuant to Section 1141(d)(1) of the Bankruptcy Code, and release of any and all debts (as such term is defined in Section 101(12) of the Bankruptcy Code) of, and Claims against, one or more of the Debtors that arose at any time before the Confirmation Date, including, but not limited to, all principal and interest, whether accrued before, on or after the Petition Date, regardless of whether (i) a Proof of Claim in respect of such Claim has been Filed, (ii) such Claim has been Allowed pursuant to Section 502 of the Bankruptcy Code, or (iii) the Holder of such Claim has voted on the Plan, or has voted to reject the Plan. Without limiting the generality of the foregoing, on the Effective Date, the Debtors shall be discharged from any debt that arose before the Confirmation Date, and any debt of a kind specified in
Section 502(g), 502(h) or 502(i) of the Bankruptcy Code, to the full extent permitted by Section 1141(d)(1)(A) of the Bankruptcy Code. Except as otherwise specifically provided herein, nothing in the Plan shall be deemed to waive, limit or restrict in any manner the discharge granted upon Confirmation of the Plan pursuant to Section 1141 of the Bankruptcy Code.

          11.02. Distributions in Complete Satisfaction. The distributions and rights provided under the Plan shall be in complete satisfaction, discharge and release, effective as of the Effective Date, of all Claims against and Interests in the Debtors and the Estates and all liens upon any property of the Estates, the Debtors or the Liquidating Officer except for liens continuing pursuant to
Section 5.01(a) hereof. The Holders of liens satisfied, discharged and released under the Plan shall execute any and all documentation reasonably requested by the Debtors or the Liquidating Officer evidencing the satisfaction, discharge and release of such liens.

          11.03. Injunction. The discharge and release provided in Section 11.01 hereof shall also operate as an injunction restraining any Person from commencing or continuing any action, suit or proceeding, or employing any process, or otherwise acting, to collect, offset or recover any Claim discharged or released under the Plan to the fullest extent authorized or provided by the Bankruptcy Code, including Sections 524 and 1141 thereof. The Confirmation Order shall constitute an injunction enjoining any Person from enforcing or attempting to enforce any Cause of Action against any present or former director, officer, employee, attorney, accountant, financial advisor, investment banker or agent of or acting for any of the Debtors or the Estates, Liquidating STEL, the Liquidation Officer, Litigation Counsel, the Settlement Professionals, the Committee, all members of the Committee in their capacity as Committee members, the Indenture Trustee, Greyrock, only in its capacity as Prepetition Lender, and all professionals retained by the Committee or any such Person based on, arising from or relating to, in whole or in part, any act, omission, or other occurrence taking place in good faith under or in connection with this Plan or in connection with the Chapter 11 Cases or the operation of the Debtors during the pendency of the Chapter 11 Cases only, all of which Causes of Action will be deemed released on the Effective Date.

          11.04.  Release by Debtors  and  Debtors in  Possession.  Pursuant  to
Section 1123(b)(3) of the Bankruptcy Code, on the Effective Date, the Debtors, in their individual capacities and as Debtors in Possession, for and on behalf of the Estates, shall release and discharge all present and former directors, officers, employees, attorneys, accountants, financial advisors, investment bankers, and agents of or acting for the Debtors or the Estates, the Committee, Liquidating STEL, the Liquidating Officer, Litigation Counsel, the Settlement Professionals, all members of the Committee in their capacity as Committee members, the Indenture Trustee, Greyrock, only in its capacity as Prepetition Lender, and all professionals retained by the Committee or any such Person (each a "Released Person") from any and all Causes of Action existing as of the Effective Date in any manner arising from, based on or relating to, in whole or in part, actions taken or omitted to be taken in good faith under or in connection with this Plan or in connection with the Chapter 11 Cases or the operation of the Debtors during the pendency of the Chapter 11 Cases only. Liquidating STEL and the Liquidating Officer shall be bound, to the same extent the Debtors are bound, by all of the releases set forth above.

          11.05. Release by Holders of Claims and Interests. In consideration of the distributions under the Plan, each Holder of a Claim or Interest shall be presumed conclusively to have absolutely, unconditionally, irrevocably and forever, released and discharged the Debtors, the Estates, Liquidating STEL and the Liquidating Officer, each Released Person, and any Person that may be liable derivatively through any of the foregoing, from any Claim or Cause of Action existing as of the Effective Date arising from, based on or relating to, in whole or in part, actions taken or omitted to be taken in good faith under or in connection with this Plan or in connection with the Chapter 11 Cases or the operation of the Debtors during the pendency of the Chapter 11 Cases only. The Confirmation Order shall constitute an injunction enjoining any Holder of a Claim or Interest from attempting to enforce any Claim or Cause of Action described in the immediately preceding sentence against any Person receiving a release pursuant to the immediately preceding sentence.

          11.06. Exculpation. Neither the Debtors, Liquidating STEL, the Liquidating Officer, the Estates, the Litigation Counsel, the Settlement Professionals, nor the members of the Committee, nor any present officer, director, employee, agent, attorney, accountant, investment banker or financial advisor to any of them, shall be obligated in any manner under the Plan or in respect or by reason of the filing, negotiation, prosecution, Confirmation, consummation or implementation of the Plan or the attempted restructuring of the indebtedness of the Debtors after the Petition Date or any action taken or not taken in connection therewith, or shall have or incur any liability to any Holder of a Claim or Interest or any other Person in respect of any such matters or any information provided or statement made in the Disclosure Statement or omitted therefrom, except that (i) the Debtors and Liquidating STEL shall fulfill the obligations expressly set forth therefor in the Plan and (ii) each Person shall remain liable, to the extent provided by law, for its own willful misconduct or gross negligence as determined pursuant to a Final Order. Each such Person shall be entitled to rely upon the advice of counsel with respect to its duties and responsibilities under the Plan and shall be fully protected in acting or in refraining from acting in accordance with such advice or in any manner approved or ratified by the Bankruptcy Court.

          11.07. Indemnification Obligations.

          (a) Termination of Indemnification Obligations. Except as set forth in
Section 11.07(b), all obligations of the Debtors or the Estates to indemnify, or to pay contribution or reimbursement to, any of its present or former directors, officers, agents, employees and representatives or any Holder of a Claim or Interest treated in the Plan , or any trustee or agent acting for any such Holder, or any person in any manner engaged, employed or indemnified in connection with the issuance or sale of any Canceled Securities or any agent, attorney, accountant, financial advisor, investment banker, employee or representative or any heirs, representatives, successors or assigns of any indemnified person, that may be outstanding, accrued or existing, or might reasonably have been asserted, on the Confirmation Date (whether pursuant to articles of incorporation, by-laws, contractual obligations or any applicable law or otherwise) in respect of any past, present or future action, suit or proceedings shall be discharged under the Plan, and all undertakings and agreements for or relating to any such indemnification, contribution or reimbursement are hereby rejected and terminated.

          (b) Limited Continuing Indemnification. No obligation of any of the Debtors, whether arising pursuant to law or its articles of incorporation or by-laws or by contract or otherwise, to indemnify, or to pay contribution or reimbursement to, any individual who served as a director or officer of the Debtors at any time during the Chapter 11 Cases shall be (i) discharged or impaired under the Plan, (ii) subordinated under Section 510 of the Bankruptcy Code or otherwise, or (iii) disallowed. Any such obligation that, under the Bankruptcy Code, has the priority of an Administrative Expense Claim shall be entitled to such priority. No proof of claim shall be required to preserve any such obligation. Liquidating STEL shall assume and agree to pay all such obligations and further, shall defend, indemnify and hold harmless each such individual from and against all related claims, damages, losses, liabilities, costs and expenses (including the reasonable fees and disbursements of legal counsel selected and employed by such indemnified person, whether or not suit is brought); provided, however, that, in addition to any other existing limitation on such indemnity, no individual shall be indemnified in respect of any claim, damages, liability, loss, cost or expense that is finally determined by a court of competent jurisdiction to have been caused by such individual's own willful misconduct or gross negligence.

          11.08. Preservation of Insurance. The Debtors' discharge provided in the Plan shall not diminish or impair the enforceability of any insurance policies that may cover claims against the Debtors or any other Person. Additionally, the Debtors' discharge provided in the Plan will not impair the continuation of workers' compensation programs in effect, if any, including self-insurance programs.

          11.09. Subordination. Distributions under the Plan take into account the relative priorities of the Claims and Interests in each Class in connection with any and all contractual, legal or equitable subordination provisions or rights relating thereto. Accordingly, (i) any distributions under the Plan shall be received and retained free of and from any obligations to hold or transfer the same to any other creditor, and shall not be subject to levy, garnishment, attachment or other legal process by any Holder by reason of claimed contractual subordination rights, and (ii) the Confirmation Order shall constitute an injunction enjoining any Person from enforcing or attempting to enforce any contractual, legal or equitable subordination rights to property distributed under the Plan, in each case other than as provided in the Plan.

                                   ARTICLE XII

                     CONDITIONS TO CONSUMMATION OF THE PLAN

          12.01. Conditions. The Plan shall not become effective, the Effective Date shall not occur, and no obligations and rights set forth in the Plan as of the Effective Date or thereafter shall come into existence, unless each of the following conditions is met or waived, in accordance with Section 12.03 hereof, by the Debtors (with the consent of Greyrock with respect to subsection (f) of this Section 12.01 and with the consent of all Holders of Administrative Expense Claims who are to receive distributions in an amount less than the payments set forth in the Administrative Expense Treatment Agreement or such other agreement with respect to subsection (g) of this Section 12.01) on or before the Effective
Date:

          (a) An order finding that the Disclosure Statement contains adequate information pursuant to Section 1125 of the Bankruptcy Code shall have been entered.

          (b) The Confirmation Order shall have been entered and shall have become a Final Order.

          (c) The articles of incorporation and by-laws of Liquidating STEL shall have been amended to the extent necessary to effect or permit each of the transactions contemplated in the Plan.

          (d) All documents required to be delivered under the Plan on or prior to the Effective Date shall have been executed and delivered by the parties thereto.

          (e) The Bankruptcy Court shall have entered an order (contemplated to be part of the Confirmation Order) authorizing and directing the Debtors and Liquidating STEL to take all actions necessary or appropriate to enter into, implement and consummate any contracts, instruments, releases, indentures and other agreements or documents created or adopted in connection with the Plan.

          (f) The USC Telecom Note shall have been paid-off in full, or Cash in an amount equal to the outstanding amount of the USC Telecom Note shall have been placed in an escrow account in favor of Greyrock or such condition shall have been waived by Greyrock.

          (g) The Debtors shall possess sufficient Cash, through liquidation of the EqualNet Stock or otherwise, to pay all Holders of Claims entitled to be paid in full on the Effective Date, (except for those Holders who are subject to the Administrative Expense Treatment Agreement or who consent to different treatment, which Holders shall receive the payments set forth in the Administrative Expense Treatment Agreement or such other agreement) and the Debtors shall have made such payments. Notwithstanding the foregoing, on the Effective Date, the Debtors must have sufficient Cash to pay Professionals at least 50% of their then Allowed Professional fees and expenses.

          (h) All authorizations, consents and regulatory approvals required, if any, in connection with the effectiveness of the Plan shall have been obtained.

          12.02. Payments, Effective Date and Consummation. The Plan shall become effective, and the Effective Date shall occur, when the conditions set forth in Section 12.01 are met or waived as provided therein. The Initial Distribution under the Plan shall be made on or before the Effective Date, but, if made on the Effective Date, shall be deemed to have been made prior to the Plan becoming effective. The Liquidating Officer shall thereupon perform the obligations required under the Plan to be performed by it on the Effective Date. The filing with the Bankruptcy Court of a certificate of the Liquidating Officer to the effect that the conditions in Section 12.01 have been met or waived and that the Liquidating Officer has substantially performed the obligations required under the Plan to be performed by it on the Effective Date shall establish conclusively that the Plan has been substantially consummated.

          12.03. Waiver of Conditions to Confirmation. The Debtors may waive, by a writing signed by an authorized representative and subsequently Filed with the Bankruptcy Court, one or more of the conditions to Confirmation of the Plan; provided, that the Debtors must obtain the prior written consent of Greyrock in order to waive the condition set forth in Section 12.01(f) of the Plan, and further provided that in order to waive the conditions set forth in Section 12.01(g) of the Plan, the Debtors must obtain the prior written consent of such Holders of Allowed Administrative Expense Claims who are to receive distributions in an amount less than the payments set forth in the Administrative Expense Treatment Agreement or such other agreement.

          12.04. Limit on Effective Date. If the conditions set forth in Section
12.01 hereof have not been met or waived, in accordance with Section 12.03 hereof, no later than [180] days after the date on which the Disclosure Statement is approved by the Bankruptcy Court (which dated is defined as the "Conversion Date"), the Debtors shall convert the Cases to cases under Chapter 7 of the Bankruptcy Code and distribution of all available assets will be made pursuant to the provisions applicable to a Chapter 7 Case under the auspices of a Chapter 7 trustee or trustees; such distributions will be made without regard to the Inter-Debtor Settlement Agreement, the Administrative Expense Treatment Agreement or similar agreements, provided, however, that the rights of parties in interest to pursue actions under Section 506(c) of the Bankruptcy Code shall be expressly preserved; and further provided, that the WorldCom Settlement Agreement will survive the Conversion Date and be binding on the Chapter 7 trustee. The Debtors, with the consent of the Committee, the Settlement Professionals, and the U.S. Trustee, may extend the Conversion Date.

                                  ARTICLE XIII

                            ADMINISTRATIVE PROVISIONS

          13.01. Exclusive Jurisdiction of Bankruptcy Court. Notwithstanding the entry of the Confirmation Order or the occurrence of the Effective Date, the Bankruptcy Court shall retain exclusive jurisdiction of the Chapter 11 Cases for the following purposes:

          (a) To hear and determine any and all pending applications, if any, for the rejection, assumption or assignment of executory contracts and leases, any objections to Claims resulting therefrom, and the allowance of any Claims resulting therefrom;

          (b) To hear and determine any and all applications, adversary proceedings, contested matters and other litigated matters pending on the Effective Date or permitted to be commenced thereafter under the Bankruptcy Code and the Bankruptcy Rules, including proceedings with respect to the rights of the Debtor, Liquidating STEL, the Liquidating Officer, Litigation Counsel (and, with respect to Bankruptcy Code Section 506(c) only, other parties in interest including Holders of Allowed Administrative Expense Claims), to recover property under any Section of the Bankruptcy Code, or to otherwise collect or recover on account of any claim or Cause of Action that any of the Debtors may have;

          (c) To ensure that the distributions to Holders of Allowed Claims are accomplished as provided herein and to resolve disputes concerning any reserves with respect to Disputed Claims or the administration thereof;

          (d) To hear and determine any objections to Claims Filed both before and after Confirmation, to allow or disallow, in whole or in part, any Disputed Claim, and to hear and determine other issues presented by or arising under the Plan;

          (e) To enter and implement such orders as may be appropriate in regard to the Confirmation Order and the Plan, including any such orders as are necessary or appropriate if the Confirmation Order is for any reason modified, stayed, reversed, revoked or vacated;

          (f) To hear and determine any remaining requests for payment of Administrative Expense Claims, including any applications of Professionals for compensation and reimbursement of expenses under Sections 330, 331 or 503(b) of the Bankruptcy Code for the period subsequent to the date through which the Professionals' initial fee applications ran and to hear and determine any disputes regarding the fees and expenses of Litigation Counsel;

          (g) To hear the Debtors' or Liquidating STEL's application, if any, to modify the Plan in accordance with Section 1127 of the Bankruptcy Code (after Confirmation, the Debtors or Liquidating STEL may also, so long as they do not adversely affect the interest of Holders of Allowed Claims, institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan or Confirmation Order, in such manner as may be necessary to carry out the purposes and effects of the Plan);

          (h) To hear and determine disputes arising in connection with the interpretation of the Plan or its implementation, including disputes among Holders of Allowed Claims and disputes arising under any other agreements, documents or instruments executed in connection with the Plan;

          (i) To construe and to take any action to enforce the Plan and issue such orders and injunctions as may be necessary for the consummation and implementation of the Plan;

          (j) To  enforce  the  automatic  stay  through  the date of the  Final
     Decree;

          (k) To hear and determine all disputes or controversies arising under the Purchase Agreement or the Management Agreement, or in connection with the interpretation, implementation or enforcement of rights under such agreements;

          (l) To determine such other matters and for such purposes as may be provided in the Confirmation Order;

          (m) To hear and determine any other matters related hereto and not inconsistent with Chapter 11 of the Bankruptcy Code; and

          (n) To enter a final decree closing the Chapter 11 Cases.

          13.02. Non-exclusive Jurisdiction of Bankruptcy Court. Following the Effective Date, the Bankruptcy Court will retain non-exclusive jurisdiction of the Chapter 11 Cases to the fullest extent permitted by applicable law, for the following purposes:

          (a) To recover all assets of the Debtors and property of the Estates, wherever located, including any Causes of Action under Sections 544 through 550 of the Bankruptcy Code;

          (b) To hear and determine any motions or contested matters involving taxes, tax refunds, tax Claims, tax attributes and tax benefits and similar or related matters, with respect to the Debtors or the Estates arising on or prior to the Effective Date or relating to the period of administration of the Chapter 11 Cases or the Plan;

          (c) To hear any other  matter  not  inconsistent  with the  Bankruptcy
     Code.

          13.03. Failure of Bankruptcy Court to Exercise Jurisdiction. If the Bankruptcy Court abstains from exercising or declines to exercise jurisdiction over any matter arising under, arising in, or related to the Chapter 11 Cases, including with respect to matter set forth above in Sections 13.01 and 13.02 hereof, this Article XIII shall not prohibit or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such subject matter.

          13.04. Dissolution of Committee. When the Plan becomes effective as set forth in Section 12.02, the Committee shall cease to exist and its members and professional advisors shall be released and discharged from all further authority, duties, responsibilities and obligations relating to, arising from or in connection with the Chapter 11 Cases.

          13.05. Amendments and Modifications. The Debtors or Liquidating STEL, with the consent of the Committee, may modify the Plan both before and after Confirmation in accordance with the provisions of Section 1127 of the Bankruptcy Code.

          13.06. Governing Law. EXCEPT TO THE EXTENT THAT THE BANKRUPTCY CODE OR BANKRUPTCY RULES OR OTHER FEDERAL LAWS ARE APPLICABLE, AND SUBJECT TO THE PROVISIONS OF ANY CONTRACT, INSTRUMENT, RELEASE, INDENTURE OR OTHER AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION WITH THE PLAN, THE CONSTRUCTION, IMPLEMENTATION AND ENFORCEMENT OF THE PLAN AND ALL RIGHTS AND OBLIGATIONS
ARISING UNDER THE PLAN SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICTS-OF-LAW PRINCIPLES WHICH WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE OR THE UNITED STATES OF AMERICA.

          13.07. Successors and Assigns. The rights, benefits and obligations of any Person named or referred to in the Plan will be binding upon, and will inure to the benefit of, the heir, executor, administrator, representative, successor or assign of such Person. From and after the Voting Deadline, any heir, executor, administrator, representative, successor or assign of any Holder of a Claim that has voted to accept the Plan shall be bound by the Plan and the treatment of such Claim hereunder.

          13.08. Compromise of Controversies. Pursuant to Bankruptcy Rule 9019, and in consideration for the classification, distribution and other benefits provided under the Plan, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims or controversies resolved pursuant to the Plan. The entry of the Confirmation Order shall constitute the Bankruptcy Court's approval of each of the foregoing compromises or settlements, and all other compromises and settlements provided for in the Plan, and the Bankruptcy Court's findings shall constitute its determination that such compromises and settlements are in the best interests of the Debtors, Reorganized Debtors, the Estates, and any Persons holding Claims against the Debtors.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

          14.01. Binding Effect of the Plan. The provisions of the Plan shall be binding upon and inure to the benefit of the Debtors, the Estates, Liquidating STEL, , any Holder of any Claim or Interest treated herein, and each of their respective predecessors, successors, assigns, agents, officers and directors and, to the fullest extent permitted under Section 1141(a) of the Bankruptcy Code and other applicable law, each other Person affected by the Plan.

          14.02. Nonvoting Stock. The Debtors shall comply with the provisions of Section 1123(a)(6) of the Bankruptcy Code.

          14.03. Withdrawal of the Plan. The Debtors reserve the right, at any time prior to the entry of the Confirmation Order, to revoke or withdraw the Plan. If they do so, the Plan shall be null and void and have no force and effect.

          14.04. Final Order. Except as otherwise expressly provided in the Plan, any requirement in the Plan for a Final Order may be waived by the Debtors or, after the Effective Date, Liquidating STEL upon written notice to the Bankruptcy Court. No such waiver shall prejudice the right of any party in interest to seek a stay pending appeal of any order that is not a Final Order.

          14.05. Payment of Statutory Fees. All fees payable by the Debtors pursuant to 28 U.S.C. Section 1930, as determined by the Bankruptcy Court at the hearing pursuant to Section 1128 of the Bankruptcy Code, shall be paid when due pursuant to the terms thereof; provided, however, that all such fees due for periods prior to the Effective Date shall be paid on or before the Effective Date.

          14.06. No Interest. Unless otherwise specifically provided for in the Plan or Confirmation Order or Allowed by a Final Order of the Bankruptcy Court, postpetition interest shall not accrue or be paid on Claims, and no Holder of a Claim shall be entitled to such interest or any penalty or late charge accruing on or after the Petition Date on any such Claim. Interest shall not accrue or be paid upon any Disputed Claim with respect to the period from the Petition Date to the date of distribution with respect to such Claim.

          14.07. No Attorneys' Fees. No attorneys' fees will be paid by any Debtor with respect to any Claim or Interest except as expressly specified herein or Allowed by a Final Order of the Bankruptcy Court.

          14.08. Defenses with Respect to Unimpaired Claims. Except as otherwise provided in the Plan, nothing shall effect the rights and legal and equitable defenses of the Debtors or Liquidating STEL with respect to any Unimpaired Claim, including, but not limited to, all rights in respect of legal and equitable defenses to setoff or recoupments against Unimpaired Claims.

          14.09. No Injunctive Relief. No Claim or Interest shall under any circumstances be entitled to specific performance or other injunctive, equitable or other prospective relief.

          14.10. Notice. All notices required to be given to the Debtors under the Plan, if any, shall be in writing and shall be sent by first class mail, postage prepaid, or by overnight courier to:

          SA Telecommunications, Inc.
          P.O. Box 260559
          Plano, Texas 75026-0559
          Attn.:   Windle R. Ewing
          Tel:     (972) 612-1653

          with copies to:

          White & Case LLP
          1155 Avenue of the Americas
          New York, New York  10036
          Attn:    Andrew DeNatale
                   Karen Burns
                   Daniel P. Ginsberg
          Tel.:    (212) 819-8200

          and

          The Bayard Firm
          919 Market Street, 16th Floor
          Wilmington, Delaware 19899
          Attn.:   Neil B. Glassman
                   Scott D. Cousins
          Tel.:    (302) 655-5000

Any of the above may, from time to time, change its address for future notices and other communications hereunder by filing a notice of the change of address with the Bankruptcy Court. Any and all notices given under the Plan shall be effective when received.

          14.11. Continued Confidentiality Obligations. Pursuant to the terms hereof, members of and advisors to the Committee, any other Holder of a Claim or Interest and their respective predecessors, successors and assigns shall continue to be obligated and bound by the terms of any confidentiality agreement executed by them in connection with these Chapter 11 Cases or any of the Debtors, to the extent that such agreement, by its terms, may continue in effect after the Confirmation Date.

          14.12. No Admissions. Except with respect to Claims defined as Allowed Claims in this Plan, including but not limited to the WorldCom Allowed Administrative Expense Claim and the WorldCom Allowed Unsecured Claim, and notwithstanding anything herein to the contrary, nothing contained in the Plan
(i) shall be deemed an admission by the Debtors with respect to any matter set forth herein, including, without limitation, liability on any Claim or Interest or the propriety of any classification of any Claim or Interest, or (ii) constitutes an acknowledgment by the Debtors that they have liability for liabilities that were assumed by USC Telecom, EqualNet and EqualNet Corp. pursuant to the Purchase Agreement and/or the Management Agreement or any other agreements between these parties and the Debtors.

          14.13. Time. Unless otherwise specified herein, in computing any period of time prescribed or allowed by the Plan, the day of the act or event from which the designated period begins to run shall not be included. The last day of the period so computed shall be included, unless it is not a Business Day, in which event the period runs until the end of the next succeeding day that is a Business Day.

          14.14. No Liability for Solicitation or Participation. The Debtors and the Committee have, and upon Confirmation of the Plan shall be deemed to have,
(a) solicited acceptances or rejections of the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code and (b) participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code in the offer, issuance, sale or purchase of securities offered or sold under the Plan, if any, and are not, and on account of such offer, issuance, sale, solicitation, and/or purchase will not be, liable at any time for the violation of any applicable law, rule or regulation governing the solicitation of acceptances or rejections of the Plan or the offer, issuance, sale or purchase of securities offered and sold under the Plan.

          14.15.  Section 1146 Exemption.  To the fullest extent permitted under
Section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of any security under the Plan, if any, or the execution, delivery or recording of an instrument of transfer under the Plan, or the revesting, transfer or sale of any real or other property of or to the Debtors or Liquidating STEL, shall not be taxed under any state or local law imposing a stamp tax, transfer tax or similar tax or fee. Consistent with the foregoing, each recorder of deeds or similar official for any county, city or governmental unit in which any instrument hereunder is to be recorded shall, pursuant to the Confirmation Order, be ordered and directed to accept such instrument, without requiring the payment of any documentary stamp tax, deed stamps, stamp tax, transfer tax, mortgage recording tax, intangible tax or similar tax.

          14.16. Entire Agreement. The Plan, which incorporates the Inter-Debtor Settlement Agreement, the Administrative Expense Treatment Agreement and all other agreements relating to the treatment of certain Claims, sets forth the entire agreement and undertakings relating to the subject matter hereof and supersedes  all  prior  discussions  and  documents.  Neither  the  Debtors  nor
Liquidating  STEL  shall  be  bound  by  any  terms,  conditions,   definitions,
warranties, understandings, or representations with respect to the subject matter hereof, other than as expressly provided for herein or as may hereafter be agreed to by the parties in writing.

          14.17. Severability. Should the Bankruptcy Court determine, prior to the Confirmation Date, that any provision of the Plan is either illegal on its face or illegal as applied to any Claim or Interest, such provision shall be unenforceable as to all Holders of Claims or Interests or to the specific Holder of such Claim or Interest, as the case may be, as to which the provision is illegal. Unless otherwise determined by the Bankruptcy Court, such a
determination  of  unenforceability   shall  in  no  way  limit  or  affect  the
enforceability and operative effect of any other provision of the Plan. The Debtors reserve the right not to proceed with Confirmation or consummation of the Plan if any such ruling occurs.

          14.18. Waiver. The Debtors or Liquidating STEL, as applicable, reserve the right, in their sole discretion, to waive any provision of the Plan to the extent such provision is for the sole benefit of the Debtors and/or their officers or directors.

Wilmington, Delaware
May 12, 1999

                                SA TELECOMMUNICATIONS, INC.
                                Debtor and Debtor in Possession


                                By: /s/ Albert B. Gordon, Jr.
                                    Albert B. Gordon, Jr.
                                    Interim Chief Executive Officer


                                ADDTEL COMMUNICATIONS, INC.
                                Debtor and Debtor in Possession


                                By:   /s/ Albert B. Gordon, Jr.
                                      Albert B. Gordon, Jr.
                                      Interim Chief Executive Officer


                                LONG DISTANCE NETWORK, INC.
                                Debtor and Debtor in Possession


                                By:   /s/ Albert B. Gordon, Jr.
                                      Albert B. Gordon, Jr.
                                      Interim Chief Executive Officer


                                 NORTH AMERICAN TELECOMMUNICATIONS CORPORATION
                                   Debtor and Debtor in Possession


                                 By:   /s/ Albert B. Gordon, Jr.
                                        Albert B. Gordon, Jr.
                                       Interim Chief Executive Officer


                                 UNIQUEST COMMUNICATIONS, INC.
                                 Debtor and Debtor in Possession


                                 By:   /s/ Albert B. Gordon, Jr.
                                       Albert B. Gordon, Jr.
                                      Interim Chief Executive Officer


                                 U.S. COMMUNICATIONS, INC.
                                 Debtor and Debtor in Possession


                                 By:   /s/ Albert B. Gordon, Jr.
                                       Albert B. Gordon, Jr.
                                       Interim Chief Executive Officer


                                 SOUTHWEST LONG DISTANCE NETWORK, INC.
                                 Debtor and Debtor in Possession


                                 By:   /s/ Albert B. Gordon, Jr.
                                       Albert B. Gordon, Jr.
                                       Interim Chief Executive Officer


White & Case  LLP
1155 Avenue of the Americas
New York, New York  10036
(212) 819-8200
Andrew DeNatale
Karen Burns
Daniel P. Ginsberg

Counsel for Debtors and Debtors
    in Possession

and

The Bayard Firm
919 Market Street, 16th Floor
Wilmington, Delaware 19899
(302) 655-5000
Neil B. Glassman (No. 2087)
Scott D. Cousins (No. 3079)

Local Counsel for Debtors and
  Debtors in Possession

                                TABLE OF CONTENTS


                                                                         Page



INTRODUCTION.................................................................1


ARTICLE I   DEFINITIONS......................................................1

    1.01.Definitions.........................................................1

ARTICLE II  RULES OF INTERPRETATION.........................................13

    2.01.Rules of Interpretation............................................13
    2.02.Incorporation of Exhibits..........................................13

ARTICLE III TREATMENT OF ADMINISTRATIVE EXPENSE CLAIMS......................13

    3.01.Estate Cash Distributions..........................................13
    3.02.Administrative Expense Claims......................................14
    3.03.Treatment of Allowed Administrative Expense Claims.................14

ARTICLE IV  CLASSIFICATION OF CLAIMS AND INTERESTS..........................14

    4.01.Class 1 Claims.....................................................14
    4.02.Class 2 Claims.....................................................15
    4.03.Class 3 Claims.....................................................15
    4.04.Class 4 Claims.....................................................15
    4.05.Class 5 Interests: STEL Preferred Stock Interests..................15
    4.06.Class 6 Interests: STEL Common Stock Interests.....................15
    4.07.Class 7 Interests: Subsidiary Common Stock Interests...............15

ARTICLE V  TREATMENT OF CLAIMS AND INTERESTS................................15

    5.01.Treatment of Allowed Class 1 Claims (Miscellaneous Secured Claims).15 5.02.Treatment of Allowed Class 2 Claims (Classified Priority Claims)...16
    5.03.Treatment of Allowed Class 3 Claims (General Unsecured Claims).....16
    5.04.Treatment of Allowed Class 4 Claims (Intercompany Claims)..........17
    5.05.Treatment of Allowed Class 5 Interests (STEL Preferred Stock
           Interests).......................................................17
    5.06.Treatment of Allowed Class 6 Interests (STEL Common Stock
           Interests).......................................................18
    5.07.Treatment of Allowed Class 7 Interests (Subsidiary Common Stock
           Interests).......................................................18

ARTICLE VI  IDENTIFICATION OF CLASSES OF CLAIMS ANDINTERESTS IMPAIRED AND
              NOT IMPAIRED BY THEPLAN; ACCEPTANCE OR REJECTION OF
              THE PLAN......................................................18

    6.01.Acceptance by an Impaired Class of Creditors.......................18
    6.02.Voting Classes.....................................................18
    6.03.Classes Not Receiving or Retaining Property Deemed to Reject the
           Plan.............................................................18
    6.04.Unimpaired Classes Conclusively Presumed to Accept the Plan........19
    6.05.Confirmation Pursuant to Section1129(b)............................19
    6.06.Confirmation of All Cases..........................................19

ARTICLE VII  PROVISIONS COVERING DISTRIBUTIONS..............................19

    7.01.Timing of Distributions............................................19
    7.02.Distributions to Holders of Allowed Claims.........................19
    7.03.Distribution to Holders of 10% Convertible Notes...................20
    7.04.Persons Deemed Holders of Registered Securities....................20
    7.05.Disbursing Agent...................................................20
    7.06.Fractional Dollars.................................................20
    7.07.De Minimis Distributions...........................................20
    7.08.Method of Cash Distribution........................................20
    7.09.Compliance With Tax Requirements...................................21
    7.10.Withholding Taxes..................................................21
    7.11.Saturday, Sunday or Legal Holiday..................................21
    7.12.Dates Pertaining to Administrative Expense Claims..................21

ARTICLE VIII  ISSUES RELATED TO CLAIMS AND RESERVESAND MISCELLANEOUS
                DISTRIBUTION PROVISIONS.....................................22

    8.01.Duplicate Claims or Claims Asserted Against Improper Debtor........22
    8.02.Objections to Claims...............................................22
    8.03.Reserves for Disputed Claims.......................................23
    8.04.Reserve for Estimated Expenses.....................................23
    8.05.Investment of Funds................................................24
    8.06.Payment or Distribution of Disputed Claim..........................24
    8.07.Timing of Payment or Distribution When a Disputed Claim Becomes an
           Allowed Claim....................................................24
    8.08.Disputed Distribution..............................................24
    8.09.Estimation.........................................................24
    8.10.Distribution of Unclaimed Property.................................24

ARTICLE IXUNEXPIRED LEASES AND EXECUTORY CONTRACTS..........................25

    9.01.Rejection Generally................................................25
    9.02.Rejection Damages..................................................25
    9.03.Contracts Entered Into On or After the Petition Date...............26

ARTICLE XMEANS FOR IMPLEMENTATION OF THE PLAN...............................26

    10.01.Liquidating STEL and Liquidating Officer..........................26
    10.02.Retention of Rights to Pursue Causes of Action and the Appointment
            of Litigation Counsel...........................................26
    10.03.Substantive Consolidation.........................................27
    10.04.Merger of Corporate Entities......................................28
    10.05.Operations Between the Confirmation Date and the Effective Date...28
    10.06.Revesting and Transfer of Assets..................................28
    10.07.Cancellation of Intercompany Claims...............................29
    10.08.Cancellation and Surrender of Securities..........................29
    10.09.Closing of Books Related to Canceled Securities...................30
    10.10.Provisions Relating to WorldCom...................................30
    10.11.Allowance of Claims Subject to Section502(d)......................31
    10.12.Right of Setoff...................................................31
    10.13.Authorization of Corporate Action.................................32
    10.14.Retiree Benefits..................................................32

ARTICLE XIDISCHARGE AND RELEASE OF CLAIMS...................................32

    11.01.Discharge.........................................................32
    11.02.Distributions in Complete Satisfaction............................32
    11.03.Injunction........................................................33
    11.04.Release by Debtors and Debtors in Possession......................33
    11.05.Release by Holders of Claims and Interests........................33
    11.06.Exculpation.......................................................34
    11.07.Indemnification Obligations.......................................34
    11.08.Preservation of Insurance.........................................35
    11.09.Subordination.....................................................35

ARTICLE XII CONDITIONS TO CONSUMMATION OF THE PLAN..........................35

    12.01.Conditions........................................................35
    12.02.Payments, Effective Date and Consummation.........................36
    12.03.Waiver of Conditions to Confirmation..............................36
    12.04.Limit on Effective Date...........................................37

ARTICLE XIII ADMINISTRATIVE PROVISIONS......................................37

    13.01.Exclusive Jurisdiction of Bankruptcy Court........................37
    13.02.Non-exclusive Jurisdiction of Bankruptcy Court....................38
    13.03.Failure of Bankruptcy Court to Exercise Jurisdiction..............39
    13.04.Dissolution of Committee..........................................39
    13.05.Amendments and Modifications......................................39
    13.06.Governing Law.....................................................39
    13.07.Successors and Assigns............................................39
    13.08.Compromise of Controversies.......................................40

ARTICLE XIV MISCELLANEOUS PROVISIONS........................................40

    14.01.Binding Effect of the Plan........................................40
    14.02.Nonvoting Stock...................................................40
    14.03.Withdrawal of the Plan............................................40
    14.04.Final Order.......................................................40
    14.05.Payment of Statutory Fees.........................................40
    14.06.No Interest.......................................................40
    14.07.No Attorneys Fees.................................................41
    14.08.Defenses with Respect to Unimpaired Claims........................41
    14.09.No Injunctive Relief..............................................41
    14.10.Notice............................................................41
    14.11.Continued Confidentiality Obligations.............................42
    14.12.No Admissions.....................................................42
    14.13.Time..............................................................42
    14.14.No Liability for Solicitation or Participation....................42
    14.15.Section 1146 Exemption............................................42
    14.16.Entire Agreement..................................................42
    14.17.Severability......................................................43
    14.18.Waiver............................................................43